UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05498)

Exact name of registrant as specified in charter: Putnam Master Intermediate Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2008

Date of reporting period: October 1, 2007 - September 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Master Intermediate Income Trust

FUND SYMBOL: PIM

9|30|08

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek superior investment results over time.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

With a focus on investment performance and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Master
Intermediate
Income Trust

9|30|08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth.	8
Your fund’s management.	9
Terms and definitions	10
Trustee approval of management contract	11
Other information for shareholders.	14
Financial statements	15
Federal tax information	56
Compliance certifications	56
Shareholder meeting results	56
About the Trustees	57
Officers	60

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

The financial markets have been experiencing the kind of upheaval not seen in decades. Investor confidence has been shaken by losses across a range of sectors and by the collapse of several financial industry companies. Coordinated responses by a full array of economic and financial authorities both in the United States and overseas should restore stability in due course, but investors should not expect a reduction in volatility in the near term. The likelihood of a U.S. recession, in particular, now makes the situation more challenging. History has shown that markets are extremely resilient over the long term, and we expect that, in time, they will recover from this crisis.

As a shareholder of this fund, you should feel confident about the financial standing of Putnam Investments. Our parent companies, Great-West Lifeco and Power Financial Corporation, are among the largest and most successful organizations in the financial services industry. All three companies are well capitalized with strong cash flows.

We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. He continues to serve as President of the Funds and as a Trustee.

Mr. Reynolds brings to Putnam Investments substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Mr. Reynolds as we continue our efforts to position Putnam Investments to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

About the fund

Seeking broad diversification across bond markets

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. Additionally, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the nearly two decades since. New sectors like mortgage- and asset-backed securities now make up a sizable portion of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s investment perspective has been broadened to keep pace with the market expansion over time. To respond to the market’s increasing complexity, Putnam’s 100-member fixed-income group aligns teams of specialists with varied investment opportunities. Each team identifies compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy seeks to take advantage of changing market leadership in pursuit of high current income and relative stability of net asset value.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam Master Intermediate Income Trust

Putnam Master Intermediate Income Trust balances
risk and return across multiple sectors

Portfolio composition as of 9/30/08

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

Weightings are shown as a percentage of the fund’s net assets. Allocations and holdings in each sector will vary over time. For more information on current fund holdings, see pages 17–47.

Performance and portfolio snapshots

Average annual total return (%) comparison as of 9/30/08

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 8 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

“The past 12 months for the financial markets
worldwide have been unprecedented. During
the period, investors indiscriminately fled even
high-quality mortgage and credit instruments
for government-backed U.S.Treasury bonds
and international government securities.”

D.William Kohli, Portfolio Leader, Putnam Master Intermediate Income Trust

Credit qualities shown as a percentage of portfolio value as of 9/30/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Credit quality overview

Bill, thank you for taking the time today to talk about Master Intermediate Income Trust’s most recent annual period. How did the fund perform?

The past 12 months for the financial markets worldwide have been unprecedented, with price volatility, collapses of large financial institutions, and government intervention in the markets on a scale not seen since the 1930s. During the period, investors indiscriminately fled even high-quality mortgage and credit instruments for government-backed U.S. Treasury bonds and international government securities. The fund significantly underperformed its benchmark, which is more highly concentrated in these government securities, despite our emphasis on securities of investment-grade and higher quality, and our continued cautious stance on duration [a measure of portfolio risk]. The fund also underperformed its peer group, Lipper Flexible Income Funds [closed-end].

Could you briefly cover the events of the past 12 months?

November 2007 as well as January and March of this year stand out as periods when securitized bond prices moved sharply lower based on broad-based housing market troubles and the oncoming credit squeeze. From late 2007 through early 2008, global credit markets grew increasingly illiquid, reaching the first of several subsequent low points thus far with the collapse of Bear Stearns in March. Other factors contributing to market volatility earlier in the period included spiking energy and commodity prices [though these prices have since receded somewhat]. In July came the government’s financial rescue of the assets of Fannie Mae and Freddie Mac.

From a Wall Street perspective, September’s events were earth-shaking, as financial pressure on major investment and commercial banks mushroomed and market liquidity dried up. Lehman Brothers made known that it was seeking a buyer or a government bailout but failed on both counts and was liquidated. In addition, Merrill Lynch agreed to be acquired by Bank of America, and the giant insurer AIG teetered on the brink of collapse before the government decided that the company was too critical to global financial market operations to be allowed to fail. Almost immediately afterward, Goldman Sachs and Morgan Stanley, the last two remaining U.S. investment banks, themselves under financial stress,

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/08. See the previous page and page 8 for additional fund performance information. Index descriptions can be found on page 10.

decided to change to bank holding companies in order to gain access to Federal Reserve lending facilities, thereby subjecting themselves to tighter federal regulation. Thus came the end of the era of the stand-alone investment bank that funds its operations through open-market trading activity.

Meanwhile, short-term credit markets, including the commercial paper market, went from somewhat illiquid to frozen over this period. Banks, fearful of possible toxic assets on one another’s books, became reluctant to lend to other institutions. Credit became extremely tight to virtually unobtainable for businesses of all sizes across the country. Just before the end of the period, federal regulators seized the country’s largest savings and loan, Washington Mutual. In recent months, the stock market has exhibited volatility not seen since the Depression. And last, the near-collapse of several major banks in Europe and bankruptcy for Iceland were extremely problematic for global capital flows.

Bill, what has been the investment team’s approach in managing the fund during the global credit crunch?

Our investment approach has been to focus on credit quality. We also believe this to be the correct approach going forward. Accordingly, we are significantly underweight corporate credit while favoring carefully selected securitized bonds, which we have purchased at what we feel are very attractive terms at several points over the past year, and which we believe should reward fund shareholders over time. We believe that these securities carry minimal fundamental credit risk. In addition, we remain neutral on government bonds. The fund is also underweight emerging-market bonds.

What is your outlook going forward for the economy, the credit markets, and the fund?

From short-term money markets and securitized instruments to corporate bonds and bank loans, all parts of the credit system had ceased to function normally by late September. The longer it takes for normal liquidity to be restored, the greater the negative impact on the real economy. In our judgment, there is now a high probability of a recession, and such a downturn could be severe. This would have major implications for corporate profits and default rates on corporate bonds and bank loans.

Our overall investment themes have not materially changed. We continue to emphasize top-rated securities among commercial mortgage-backed securities, mortgage pass-throughs, agencies, and collateralized mortgage obligations. We also continue to position the portfolio for yield-curve steepening, which helped performance over the past 12 months. This strategy is

Top holdings

This table shows the fund’s top holdings and the percentage of the fund’s net assets that each represented as of 9/30/08. Holdings will vary over time.

HOLDING (percent of fund’s net assets)	COUPON (%) and MATURITY DATE
Securitized sector
Federal National Mortgage Association pass-through certificates TBA (4.1%)	6%, 2038
Credit Suisse Mortgage Capital Certificates Ser. 07-C5, Class A3 (2.5%)	5.694%, 2040
Wachovia Bank Commercial Mortgage Trust Ser. 07-C30, Class A3 (1.2%)	5.246%, 2043
Government sector
Japan (Government of) CPI Linked bonds Ser. 8 (4.1%)	1%, 2016
Argentina (Republic of) sr. unsec. unsub. bonds FRB (1.0%)	3.127%, 2012
Colombia (Republic of) notes (1.0%)	10%, 2012
Credit sector
VTB Capital SA 144A notes (Luxembourg) (0.7%)	7.5%, 2011
Charter Communications, Inc. bank term loan FRN (0.4%)	4.8%, 2014
Echostar DBS Corp. company guaranty (0.4%)	6.625%, 2014

based on our view that the yield curve will continue to steepen as global central banks continue to cut short-term rates and longer-term rates trend higher on the liquidity squeeze and inflation concerns. We are also taking a neutral position on non-U.S. government bonds, as substantial new bond issuance by countries for financial bailouts should depress security prices and raise rates over the long term.

Thanks again, Bill, for sharing your insights with us.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

I N  T H E  N E W S

In early October, federal lawmakers approved the Emergency Economic Stabilization Act of 2008 (EESA), a $700 billion economic package designed to ease the nation’s worsening credit crisis. Under the law, a Troubled Asset Relief Program (TARP) was originally authorized to purchase failed mortgages and mortgage-related securities at the heart of the credit crisis. However, in mid-November, U.S. Treasury Secretary Henry Paulson redirected TARP’s mission to help relieve pressure in the area of consumer credit. TARP will now focus on offering aid to banks and other firms that issue student, auto, and credit card loans.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of total investment portfolio. Holdings will vary over time.

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2008, the end of its most recent fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 9/30/008

	NAV	Market price

Annual average (life of fund since 4/29/88)	6.74%	5.90%

10 years	56.66	50.83
Annual average	4.59	4.20

5 years	16.93	16.89
Annual average	3.18	3.17

3 years	0.79	4.51
Annual average	0.26	1.48

1 year	–10.67	–8.92

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 9/30/08

				Lipper Flexible
		Citigroup Non-U.S.		Income Funds
	Lehman Government/	World Government	JPMorgan Global	(closed-end)
	Credit Bond Index	Bond Index	High Yield Index	category average*

Annual average (life of fund)	7.22%	6.66%	—†	6.48%

10 years	62.93	66.65	64.78%	69.68
Annual average	5.00	5.24	5.12	5.18

5 years	17.86	31.05	26.91	20.59
Annual average	3.34	5.56	4.88	3.79

3 years	11.19	17.47	5.09	3.34
Annual average	3.60	5.51	1.67	1.08

1 year	2.41	5.16	–9.89	–8.03

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/08, there were 6, 6, 6, 5, and 2 funds, respectively, in this Lipper category.

† The inception date of the JPMorgan Global High Yield Index was 12/31/93.

Fund price and distribution information For the 12-month period ended 9/30/08

Distributions

Number		12

Income		$0.485

Capital gains		—

Total		$0.485

Share value	NAV		Market price

9/30/07	$7.13		$6.41

9/30/08	5.88		5.39

Current yield (end of period)

Current dividend rate*	9.18%		10.02%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Your fund’s management

Your fund is managed by the members of the Putnam Taxable Fixed-Income Team. D. William Kohli is the Portfolio Leader, and Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Taxable Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Trustee and Putnam employee fund ownership

As of September 30, 2008, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$28,000	$37,000,000

Putnam employees	$3,000	$471,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust, Putnam Global Income Trust, and Putnam Premier Income Trust.

Michael Atkin is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Global Income Trust, and Putnam Premier Income Trust.

Rob Bloemker is also a Portfolio Leader of Putnam U.S. Government Income Trust, Putnam American Government Income Fund, and Putnam Income Fund. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Global Income Trust, and Putnam Premier Income Trust.

Kevin Murphy is also a Portfolio Member of Putnam Income Fund, Putnam Diversified Income Trust, Putnam Premier Income Trust, and Putnam Utilities Growth and Income Fund.

Paul Scanlon is also a Portfolio Leader of Putnam High Yield Trust, Putnam High Yield Advantage Fund, and Putnam Floating Rate Income Fund. He is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Premier Income Trust.

D. William Kohli, Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the reporting period ended September 30, 2008, Michael Atkin joined your fund’s management team, following the departure of Portfolio Member Jeffrey Kaufman.

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2008, and September 30, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 9/30/07.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minusany liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflectperformance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2008. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 50th percentile in management fees and in the 50th percentile in total expenses as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. The Trustees considered that most Putnam funds currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	63rd

Three-year period	63rd

Five-year period	58th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year, and five-year periods ended December 31, 2007, there were 7, 7, and 6 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Flexible Income Funds (closed-end) category for the one-year, five-year, and ten-year periods ended September 30, 2008, were 86%, 86%, and 67%, respectively. Over the one-year, five-year, and ten-year periods ended September 30, 2008, your fund ranked 6th out of 6, 6th out of 6, and 4th out of 5 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of your fund’s investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share
repurchase program

In October 2008, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2008, up to 10% of the fund’s common shares outstanding as of October 7, 2008.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Master Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust, including the fund’s portfolio, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 20, 2008

The fund’s portfolio 9/30/08

COLLATERALIZED MORTGAGE		Principal
OBLIGATIONS (43.6%)*		amount	Value

Asset Backed Funding Certificates
144A FRB Ser. 06-OPT3, Class B,
5.707s, 2036		$52,000	$1,789

Banc of America Alternative Loan
Trust Ser. 06-7, Class A2,
5.707s, 2036		3,981,000	2,508,030

Banc of America Commercial
Mortgage, Inc.
Ser. 01-1, Class G, 7.324s, 2036		325,000	326,313
FRB Ser. 07-3, Class A3, 5.838s, 2049		168,000	157,446
Ser. 07-2, Class A2, 5.634s, 2049		513,000	481,297
Ser. 05-6, Class A2, 5.165s, 2047		1,131,000	1,102,972
Ser. 07-5, Class XW, Interest Only
(IO), 0.607s, 2051		113,048,119	2,600,814

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		163,000	153,082
Ser. 01-1, Class K, 6 1/8s, 2036		367,000	278,348

Banc of America Funding Corp. FRB
Ser. 06-D, Class 6A1, 5.992s, 2036		2,898,334	1,941,884

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K,
4.488s, 2022		645,000	529,094

Bayview Commercial
Asset Trust 144A
Ser. 07-5A, IO, 1.55s, 2037		1,417,032	174,012
Ser. 07-1, Class S, IO, 1.211s, 2037		3,896,358	355,348

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036		2,184,390	1,376,166
FRB Ser. 06-6, Class 2A1, 5.899s, 2036		1,060,410	653,090

Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.447s, 2032		410,000	366,628
Ser. 07-PW17, Class A3, 5.736s, 2050		2,068,000	1,960,526

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 07-PW18, Class X1, IO,
0.062s, 2050		62,631,285	523,773

Broadgate Financing PLC sec. FRB
Ser. D, 6.713s, 2023
(United Kingdom)	GBP	382,375	511,654

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A,
6.202s, 2036		$1,427,863	987,415
FRB Ser. 06-AR7, Class 2A2A,
5.654s, 2036		250,599	157,877
IFB Ser. 07-6, Class 2A5, IO,
3.443s, 2037		1,779,164	122,874

Citigroup/Deutsche Bank Commercial
Mortgage Trust Ser. 06-CD3,
Class A4, 5.658s, 2048		106,000	100,364

Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A Ser. 07-CD5,
Class XS, IO, 0.067s, 2044		36,640,960	262,087

Commercial Mortgage Pass-Through
Certificates 144A FRB
Ser. 05-F10A, Class A1, 2.588s, 2017		253,745	241,358

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037		902,017	549,779
Ser. 06-J8, Class A4, 6s, 2037		2,270,693	1,156,918
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047		1,745,585	1,429,471
IFB Ser. 04-2CB, Class 1A5, IO,
4.393s, 2034		1,830,502	95,672

COLLATERALIZED MORTGAGE		Principal
OBLIGATIONS (43.6%)* cont.		amount	Value

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1,
5.714s, 2035		$46,263	$32,847
Ser. 05-2, Class 2X, IO, 1.16s, 2035		2,691,188	58,344

Countrywide Home Loans 144A IFB
Ser. 05-R1, Class 1AS, IO,
3.523s, 2035		3,222,185	185,276

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 6.004s, 2039		814,000	769,356
Ser. 07-C5, Class A3, 5.694s, 2040		11,100,000	9,932,402

CRESI Finance Limited Partnership
144A FRB Ser. 06-A, Class C,
3.807s, 2017		251,000	225,498

CS First Boston Mortgage
Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040		966,000	801,117
Ser. 02-CP5, Class M, 5 1/4s, 2035		354,000	70,800
FRB Ser. 05-TFLA, Class L, 4.338s, 2020		699,000	580,170

Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1,
Class X, IO, 0.776s, 2031		3,067,852	75,970

DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031		286,492	245,323

DLJ Commercial Mortgage Corp. 144A
Ser. 98-CF2, Class B5, 5.95s, 2031		915,958	725,622

European Loan Conduit 144A FRB
Ser. 22A, Class D, 6.646s, 2014 (Ireland)	GBP	507,000	704,018

European Prime Real Estate PLC
144A FRB Ser. 1-A, Class D,
6.641s, 2014 (United Kingdom)	GBP	276,306	401,660

Fannie Mae
IFB Ser. 06-70, Class SM, 27.567s, 2036		$212,266	272,700
IFB Ser. 07-1, Class NR, 23.128s, 2037		912,442	1,004,155
IFB Ser. 06-62, Class PS, 20.659s, 2036		654,725	801,637
IFB Ser. 06-76, Class QB, 20.359s, 2036		1,592,216	1,932,857
IFB Ser. 06-70, Class SJ, 20.359s, 2036		108,693	133,796
IFB Ser. 06-63, Class SP, 20.059s, 2036		1,743,442	2,084,576
IFB Ser. 07-W7, Class 1A4,
19.939s, 2037		572,274	555,105
IFB Ser. 06-104, Class GS, 17.994s, 2036		330,738	387,253
IFB Ser. 06-60, Class TK, 15.772s, 2036		483,246	535,277
IFB Ser. 05-25, Class PS, 14.05s, 2035		663,655	707,637
IFB Ser. 05-74, Class CP, 12.991s, 2035		456,854	482,301
IFB Ser. 05-115, Class NQ,
12.912s, 2036		259,568	259,249
IFB Ser. 06-27, Class SP, 12.808s, 2036		734,005	796,310
IFB Ser. 06-8, Class HP, 12.808s, 2036		775,116	837,839
IFB Ser. 06-8, Class WK, 12.808s, 2036		1,241,323	1,327,413
IFB Ser. 05-106, Class US, 12.808s, 2035		1,104,947	1,208,965
IFB Ser. 05-99, Class SA, 12.808s, 2035		536,194	572,045
IFB Ser. 06-60, Class CS, 12.331s, 2036		814,956	806,523
IFB Ser. 05-74, Class CS, 11.201s, 2035		520,854	548,675
IFB Ser. 04-79, Class S, 10.981s, 2032		764,219	768,370
IFB Ser. 05-114, Class SP,
10.761s, 2036		324,532	324,610
IFB Ser. 05-95, Class OP, 10.45s, 2035		334,416	324,697
IFB Ser. 05-95, Class CP, 10.35s, 2035		78,231	79,752
IFB Ser. 05-83, Class QP, 9.056s, 2034		186,487	177,662
Ser. 383, Class 90, IO, 8s, 2037		76,533	13,157
Ser. 04-T2, Class 1A4, 7 1/2s, 2043		245,086	257,263
Ser. 02-T19, Class A3, 7 1/2s, 2042		200,055	212,712
Ser. 02-14, Class A2, 7 1/2s, 2042		1,459	1,542
Ser. 01-T10, Class A2, 7 1/2s, 2041		194,613	201,587
Ser. 02-T4, Class A3, 7 1/2s, 2041		874	931

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (43.6%)* cont.	amount	Value

Fannie Mae
Ser. 01-T3, Class A1, 7 1/2s, 2040	$127,070	$133,735
Ser. 01-T1, Class A1, 7 1/2s, 2040	384,795	406,749
Ser. 99-T2, Class A1, 7 1/2s, 2039	151,893	161,202
Ser. 386, Class 26, IO, 7 1/2s, 2038	117,337	21,971
Ser. 386, Class 27, IO, 7 1/2s, 2037	78,173	15,771
Ser. 386, Class 28, IO, 7 1/2s, 2037	81,338	15,973
Ser. 383, Class 88, IO, 7 1/2s, 2037	123,759	23,010
Ser. 383, Class 89, IO, 7 1/2s, 2037	96,819	19,043
Ser. 383, Class 87, IO, 7 1/2s, 2037	154,792	29,888
Ser. 00-T6, Class A1, 7 1/2s, 2030	73,363	77,005
Ser. 01-T4, Class A1, 7 1/2s, 2028	362,292	385,686
Ser. 04-W12, Class 1A3, 7s, 2044	279,864	293,512
Ser. 01-T10, Class A1, 7s, 2041	767,912	797,909
Ser. 386, Class 24, IO, 7s, 2038	99,619	24,046
Ser. 386, Class 25, IO, 7s, 2038	105,648	25,995
Ser. 386, Class 22, IO, 7s, 2038	136,122	32,033
Ser. 386, Class 21, IO, 7s, 2037	153,830	37,002
Ser. 386, Class 23, IO, 7s, 2037	151,367	36,192
Ser. 383, Class 84, IO, 7s, 2037	141,201	34,249
Ser. 383, Class 85, IO, 7s, 2037	89,962	22,335
Ser. 383, Class 86, IO, 7s, 2037	81,549	19,910
Ser. 383, Class 79, IO, 7s, 2037	143,565	30,560
Ser. 383, Class 80, IO, 7s, 2037	312,964	57,898
Ser. 383, Class 81, IO, 7s, 2037	171,773	37,657
Ser. 383, Class 82, IO, 7s, 2037	171,622	39,922
Ser. 383, Class 83, IO, 7s, 2037	143,336	34,127
Ser. 386, Class 14, IO, 6 1/2s, 2038	1,243,791	216,109
Ser. 386, Class 19, IO, 6 1/2s, 2038	146,978	31,692
Ser. 386, Class 17, IO, 6 1/2s, 2037	224,810	38,499
Ser. 386, Class 16, IO, 6 1/2s, 2037	154,586	35,256
Ser. 383, Class 60, IO, 6 1/2s, 2037	713,858	140,987
Ser. 383, Class 62, IO, 6 1/2s, 2037	199,171	43,733
Ser. 383, Class 69, IO, 6 1/2s, 2037	112,636	26,736
Ser. 383, Class 63, IO, 6 1/2s, 2037	155,328	34,536
Ser. 383, Class 64, IO, 6 1/2s, 2037	287,162	58,509
Ser. 383, Class 67, IO, 6 1/2s, 2037	151,485	32,944
Ser. 383, Class 68, IO, 6 1/2s, 2037	89,293	19,997
Ser. 383, Class 58, IO, 6 1/2s, 2037	332,688	64,874
Ser. 383, Class 59, IO, 6 1/2s, 2037	209,260	45,287
Ser. 383, Class 61, IO, 6 1/2s, 2037	166,841	35,994
Ser. 383, Class 65, IO, 6 1/2s, 2037	198,356	45,551
Ser. 383, Class 66, IO, 6 1/2s, 2037	202,505	46,417
Ser. 383, Class 72, IO, 6 1/2s, 2037	798,341	154,678
Ser. 383, Class 77, IO, 6 1/2s, 2037	120,239	26,900
Ser. 383, Class 78, IO, 6 1/2s, 2037	123,187	23,008
Ser. 383, Class 73, IO, 6 1/2s, 2037	272,718	51,135
Ser. 383, Class 76, IO, 6 1/2s, 2037	164,057	37,133
Ser. 383, Class 70, IO, 6 1/2s, 2037	421,610	80,633
Ser. 383, Class 74, IO, 6 1/2s, 2037	224,389	41,793
Ser. 383, Class 71, IO, 6 1/2s, 2036	178,438	37,980
Ser. 383, Class 75, IO, 6 1/2s, 2036	143,845	31,679
Ser. 371, Class 2, IO, 6 1/2s, 2036	11,576,124	2,561,217
Ser. 383, Class 101, IO, 6 1/2s, 2022	72,198	13,405
Ser. 389, Class 6, IO, 6s, 2038	212,234	45,100
Ser. 08-76, Class JI, IO, 6s, 2038	1,378,377	265,338
Ser. 386, Class 10, IO, 6s, 2038	108,856	23,130
Ser. 386, Class 11, IO, 6s, 2038	92,431	17,306
Ser. 383, Class 41, IO, 6s, 2038	1,209,843	223,821
Ser. 383, Class 42, IO, 6s, 2038	874,497	159,596
Ser. 383, Class 43, IO, 6s, 2038	790,284	146,203
Ser. 383, Class 44, IO, 6s, 2038	721,852	132,640
Ser. 383, Class 45, IO, 6s, 2038	555,966	102,159
Ser. 383, Class 46, IO, 6s, 2038	483,164	88,781
Ser. 383, Class 47, IO, 6s, 2038	428,099	82,409
Ser. 383, Class 48, IO, 6s, 2038	384,305	73,979

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (43.6%)* cont.	amount	Value

Fannie Mae
Ser. 383, Class 52, IO, 6s, 2038	$155,592	$33,212
Ser. 386, Class 9, IO, 6s, 2038	693,040	120,416
Ser. 383, Class 28, IO, 6s, 2038	1,446,272	278,407
Ser. 383, Class 29, IO, 6s, 2038	1,300,604	250,366
Ser. 383, Class 30, IO, 6s, 2038	959,808	184,763
Ser. 383, Class 31, IO, 6s, 2038	846,247	162,903
Ser. 383, Class 32, IO, 6s, 2038	656,386	126,354
Ser. 383, Class 33, IO, 6s, 2038	561,981	109,586
Ser. 383, Class 37, IO, 6s, 2038	217,928	48,345
Ser. 386, Class 7, IO, 6s, 2038	847,894	165,339
Ser. 383, Class 34, IO, 6s, 2037	226,750	44,216
Ser. 383, Class 35, IO, 6s, 2037	187,810	39,719
Ser. 383, Class 36, IO, 6s, 2037	148,111	31,211
Ser. 383, Class 38, IO, 6s, 2037	92,728	19,658
Ser. 383, Class 50, IO, 6s, 2037	262,312	47,544
Ser. 386, Class 6, IO, 6s, 2037	406,783	75,255
Ser. 383, Class 39, IO, 6s, 2037	89,377	17,148
Ser. 383, Class 49, IO, 6s, 2037	197,594	41,668
Ser. 383, Class 51, IO, 6s, 2037	203,614	42,722
Ser. 383, Class 53, IO, 6s, 2037	85,636	18,058
Ser. 383, Class 57, IO, 6s, 2037	124,164	23,570
Ser. 383, Class 100, IO, 6s, 2022	77,585	15,377
Ser. 383, Class 98, IO, 6s, 2022	214,776	45,082
Ser. 383, Class 99, IO, 6s, 2022	94,778	18,760
Ser. 383, Class 18, IO, 5 1/2s, 2038	761,880	148,567
Ser. 383, Class 19, IO, 5 1/2s, 2038	695,348	134,724
Ser. 383, Class 25, IO, 5 1/2s, 2038	119,031	27,057
Ser. 386, Class 4, IO, 5 1/2s, 2037	172,403	42,742
Ser. 386, Class 5, IO, 5 1/2s, 2037	110,023	24,497
Ser. 383, Class 15, IO, 5 1/2s, 2037	105,259	24,396
Ser. 383, Class 4, IO, 5 1/2s, 2037	1,063,026	212,605
Ser. 383, Class 5, IO, 5 1/2s, 2037	674,895	136,666
Ser. 383, Class 6, IO, 5 1/2s, 2037	605,870	122,689
Ser. 383, Class 7, IO, 5 1/2s, 2037	597,906	121,076
Ser. 383, Class 8, IO, 5 1/2s, 2037	242,434	51,517
Ser. 383, Class 9, IO, 5 1/2s, 2037	231,135	49,116
Ser. 383, Class 20, IO, 5 1/2s, 2037	430,524	87,181
Ser. 383, Class 21, IO, 5 1/2s, 2037	406,572	82,331
Ser. 383, Class 22, IO, 5 1/2s, 2037	275,507	57,857
Ser. 383, Class 23, IO, 5 1/2s, 2037	248,589	51,582
Ser. 383, Class 24, IO, 5 1/2s, 2037	174,192	40,366
Ser. 383, Class 26, IO, 5 1/2s, 2037	127,747	31,381
Ser. 379, Class 2, IO, 5 1/2s, 2037	2,763,674	631,776
Ser. 363, Class 2, IO, 5 1/2s, 2035	1,951,747	459,051
Ser. 383, Class 95, IO, 5 1/2s, 2022	342,683	50,546
Ser. 383, Class 97, IO, 5 1/2s, 2022	143,724	28,099
Ser. 383, Class 94, IO, 5 1/2s, 2022	172,032	36,158
Ser. 383, Class 96, IO, 5 1/2s, 2022	186,763	37,659
Ser. 383, Class 2, IO, 5s, 2037	113,952	26,404
Ser. 377, Class 2, IO, 5s, 2036	816,531	193,436
Ser. 383, Class 92, IO, 5s, 2022	149,536	30,277
Ser. 383, Class 93, IO, 5s, 2022	85,810	16,785
IFB Ser. 07-W6, Class 6A2, IO,
4.593s, 2037	1,001,110	83,843
IFB Ser. 06-90, Class SE, IO,
4.593s, 2036	2,247,984	271,125
IFB Ser. 04-51, Class XP, IO,
4.493s, 2034	2,125,741	217,390
IFB Ser. 03-66, Class SA, IO,
4.443s, 2033	887,375	90,845
IFB Ser. 08-7, Class SA, IO,
4.343s, 2038	4,495,288	532,696
IFB Ser. 07-W6, Class 5A2, IO,
4.083s, 2037	1,483,576	109,414

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (43.6%)* cont.	amount	Value

Fannie Mae
IFB Ser. 07-W2, Class 3A2, IO,
4.073s, 2037	$1,421,952	$107,535
IFB Ser. 06-115, Class BI, IO,
4.053s, 2036	1,190,827	82,183
IFB Ser. 05-113, Class AI, IO,
4.023s, 2036	712,386	61,517
IFB Ser. 05-113, Class DI, IO,
4.023s, 2036	4,678,409	407,999
IFB Ser. 08-36, Class YI, IO,
3.993s, 2036	1,686,523	158,069
IFB Ser. 06-60, Class SI, IO,
3.943s, 2036	1,419,536	131,307
IFB Ser. 06-60, Class UI, IO,
3.943s, 2036	574,611	48,870
IFB Ser. 07-W7, Class 3A2, IO,
3.923s, 2037	1,691,053	151,938
IFB Ser. 06-60, Class DI, IO,
3.863s, 2035	1,688,698	118,209
IFB Ser. 03-130, Class BS, IO,
3.843s, 2033	2,281,362	202,818
IFB Ser. 03-34, Class WS, IO,
3.793s, 2029	2,178,947	178,053
IFB Ser. 08-10, Class LI, IO,
3.773s, 2038	2,188,285	201,049
IFB Ser. 07-39, Class LI, IO,
3.563s, 2037	1,185,965	102,714
IFB Ser. 07-23, Class SI, IO,
3.563s, 2037	360,285	24,891
IFB Ser. 07-54, Class CI, IO,
3.553s, 2037	1,090,002	98,573
IFB Ser. 07-39, Class PI, IO,
3.553s, 2037	888,932	62,012
IFB Ser. 07-30, Class WI, IO,
3.553s, 2037	5,113,742	393,763
IFB Ser. 07-28, Class SE, IO,
3.543s, 2037	221,734	19,757
IFB Ser. 07-22, Class S, IO,
3.543s, 2037	15,775,729	1,311,358
IFB Ser. 06-128, Class SH, IO,
3.543s, 2037	977,125	65,353
IFB Ser. 06-56, Class SM, IO,
3.543s, 2036	1,248,061	100,503
IFB Ser. 05-90, Class SP, IO,
3.543s, 2035	621,044	54,897
IFB Ser. 05-12, Class SC, IO,
3.543s, 2035	777,313	65,236
IFB Ser. 07-W5, Class 2A2, IO,
3.533s, 2037	535,124	41,472
IFB Ser. 07-30, Class IE, IO,
3.533s, 2037	2,701,985	280,469
IFB Ser. 06-123, Class CI, IO,
3.533s, 2037	2,193,912	182,909
IFB Ser. 06-123, Class UI, IO,
3.533s, 2037	2,112,935	165,073
IFB Ser. 05-45, Class EW, IO,
3.513s, 2035	601,445	46,469
IFB Ser. 07-15, Class BI, IO,
3.493s, 2037	3,530,305	287,854
IFB Ser. 06-126, Class CS, IO,
3.493s, 2037	1,495,572	120,539
IFB Ser. 06-16, Class SM, IO,
3.493s, 2036	2,176,622	186,295
IFB Ser. 05-95, Class CI, IO,
3.493s, 2035	1,193,410	111,817

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (43.6%)* cont.	amount	Value

Fannie Mae
IFB Ser. 05-84, Class SG, IO,
3.493s, 2035	$1,968,224	$167,299
IFB Ser. 05-57, Class NI, IO,
3.493s, 2035	496,256	38,804
IFB Ser. 05-29, Class SX, IO,
3.493s, 2035	820,178	72,421
IFB Ser. 04-92, Class S, IO,
3.493s, 2034	2,885,584	201,991
IFB Ser. 06-104, Class EI, IO,
3.483s, 2036	1,119,754	106,197
IFB Ser. 05-83, Class QI, IO,
3.483s, 2035	325,890	26,687
IFB Ser. 06-128, Class GS, IO,
3.473s, 2037	1,217,669	106,300
IFB Ser. 06-116, Class ES, IO,
3.443s, 2036	180,520	14,064
IFB Ser. 06-114, Class IS, IO,
3.443s, 2036	1,100,803	89,139
IFB Ser. 04-92, Class SQ, IO,
3.443s, 2034	1,195,257	108,199
IFB Ser. 06-115, Class IE, IO,
3.433s, 2036	855,107	73,158
IFB Ser. 06-117, Class SA, IO,
3.433s, 2036	1,269,493	97,602
IFB Ser. 06-121, Class SD, IO,
3.433s, 2036	140,493	10,274
IFB Ser. 06-109, Class SG, IO,
3.423s, 2036	329,458	24,709
IFB Ser. 06-104, Class SY, IO,
3.413s, 2036	295,116	21,787
IFB Ser. 06-109, Class SH, IO,
3.413s, 2036	1,037,348	92,820
IFB Ser. 06-111, Class SA, IO,
3.413s, 2036	6,863,864	572,982
IFB Ser. 07-W6, Class 4A2, IO,
3.393s, 2037	5,985,927	448,945
IFB Ser. 06-128, Class SC, IO,
3.393s, 2037	1,304,045	95,948
IFB Ser. 06-43, Class SI, IO,
3.393s, 2036	2,253,139	180,100
IFB Ser. 06-8, Class JH, IO,
3.393s, 2036	4,187,764	352,317
IFB Ser. 05-122, Class SG, IO,
3.393s, 2035	992,534	86,124
IFB Ser. 05-95, Class OI, IO,
3.383s, 2035	184,725	15,274
IFB Ser. 06-92, Class LI, IO,
3.373s, 2036	1,254,086	100,161
IFB Ser. 06-99, Class AS, IO,
3.373s, 2036	348,423	27,221
IFB Ser. 06-98, Class SQ, IO,
3.363s, 2036	11,360,729	830,753
IFB Ser. 06-85, Class TS, IO,
3.353s, 2036	2,785,128	206,815
IFB Ser. 07-75, Class PI, IO,
3.333s, 2037	1,350,966	97,565
IFB Ser. 07-88, Class MI, IO,
3.313s, 2037	499,366	33,739
IFB Ser. 07-103, Class AI, IO,
3.293s, 2037	5,985,399	433,941
IFB Ser. 07-15, Class NI, IO,
3.293s, 2022	2,024,928	129,089
IFB Ser. 07-106, Class SM, IO,
3.253s, 2037	3,165,524	231,932

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (43.6%)* cont.	amount	Value

Fannie Mae
IFB Ser. 08-3, Class SC, IO,
3.243s, 2038	$2,426,744	$187,030
IFB Ser. 07-109, Class XI, IO,
3.243s, 2037	869,994	71,581
IFB Ser. 07-109, Class YI, IO,
3.243s, 2037	1,338,089	96,317
IFB Ser. 07-W8, Class 2A2, IO,
3.243s, 2037	2,209,947	140,188
IFB Ser. 07-88, Class JI, IO,
3.243s, 2037	1,566,381	120,311
IFB Ser. 06-79, Class SH, IO,
3.243s, 2036	1,966,612	164,152
IFB Ser. 07-54, Class KI, IO,
3.233s, 2037	671,699	38,951
IFB Ser. 07-30, Class JS, IO,
3.233s, 2037	2,410,015	174,726
IFB Ser. 07-30, Class LI, IO,
3.233s, 2037	2,366,271	194,541
IFB Ser. 07-W2, Class 1A2, IO,
3.223s, 2037	985,947	68,315
IFB Ser. 07-106, Class SN, IO,
3.203s, 2037	1,294,779	92,516
IFB Ser. 07-54, Class IA, IO,
3.203s, 2037	1,202,718	95,532
IFB Ser. 07-54, Class IB, IO,
3.203s, 2037	1,202,718	95,532
IFB Ser. 07-54, Class IC, IO,
3.203s, 2037	1,202,718	95,532
IFB Ser. 07-54, Class ID, IO,
3.203s, 2037	1,202,718	95,532
IFB Ser. 07-54, Class IE, IO,
3.203s, 2037	1,202,718	95,532
IFB Ser. 07-54, Class IF, IO,
3.203s, 2037	1,918,642	156,146
IFB Ser. 07-54, Class NI, IO,
3.203s, 2037	1,043,882	87,021
IFB Ser. 07-54, Class UI, IO,
3.203s, 2037	1,780,828	142,162
IFB Ser. 07-91, Class AS, IO,
3.193s, 2037	883,052	66,753
IFB Ser. 07-91, Class HS, IO,
3.193s, 2037	944,731	66,832
IFB Ser. 07-15, Class CI, IO,
3.173s, 2037	4,090,603	302,729
IFB Ser. 06-123, Class BI, IO,
3.173s, 2037	4,982,376	364,082
IFB Ser. 06-115, Class JI, IO,
3.173s, 2036	2,970,003	217,181
IFB Ser. 07-109, Class PI, IO,
3.143s, 2037	1,445,040	108,746
IFB Ser. 06-123, Class LI, IO,
3.113s, 2037	1,975,162	154,129
IFB Ser. 08-1, Class NI, IO,
3.043s, 2037	2,626,689	165,810
IFB Ser. 08-10, Class GI, IO,
3.023s, 2038	1,548,796	87,126
IFB Ser. 08-13, Class SA, IO,
3.013s, 2038	6,274,374	426,400
IFB Ser. 07-39, Class AI, IO,
2.913s, 2037	2,223,635	145,418
IFB Ser. 07-32, Class SD, IO,
2.903s, 2037	1,422,691	100,478
IFB Ser. 07-30, Class UI, IO,
2.893s, 2037	1,162,899	79,530

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (43.6%)* cont.	amount	Value

Fannie Mae
IFB Ser. 07-32, Class SC, IO,
2.893s, 2037	$2,017,173	$141,121
IFB Ser. 07-1, Class CI, IO,
2.893s, 2037	1,361,484	97,168
IFB Ser. 05-74, Class SE, IO,
2.893s, 2035	1,592,763	93,898
IFB Ser. 05-14, Class SE, IO,
2.843s, 2035	1,012,097	59,774
IFB Ser. 08-1, Class BI, IO,
2.703s, 2038	4,067,090	198,946
IFB Ser. 07-75, Class ID, IO,
2.663s, 2037	1,379,761	89,580
Ser. 03-W17, Class 12, IO,
1.147s, 2033	2,045,031	78,725
Ser. 03-W10, Class 3A, IO,
0.703s, 2043	3,383,955	69,610
Ser. 03-W10, Class 1A, IO,
0.66s, 2043	2,824,961	46,758
Ser. 02-T18, IO, 0.514s, 2042	5,684,788	69,349
Ser. 06-117, Class OA, Principal
Only (PO), zero %, 2036	78,075	63,391
Ser. 06-56, Class XF, zero %, 2036	86,757	89,912
Ser. 04-38, Class AO, PO,
zero %, 2034	293,157	203,744
Ser. 04-61, Class CO, PO,
zero %, 2031	456,069	360,295
Ser. 99-51, Class N, PO,
zero %, 2029	55,980	47,023
Ser. 07-15, Class IM, IO,
zero %, 2009	1,169,279	85
Ser. 07-16, Class TS, IO,
zero %, 2009	4,798,698	337
FRB Ser. 05-91, Class EF,
zero %, 2035	80,346	78,467
FRB Ser. 06-54, Class CF,
zero %, 2035	122,113	116,714

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-58, Class 4A, 7 1/2s, 2043	4,824	5,109
Ser. T-60, Class 1A2, 7s, 2044	1,414,540	1,501,333
IFB Ser. T-56, Class 2ASI, IO,
4.893s, 2043	686,694	74,918
Ser. T-57, Class 1AX, IO,
0.451s, 2043	1,866,113	19,736

FFCA Secured Lending Corp. 144A
Ser. 00-1, Class X, IO, 1.322s,
2020 F	4,793,050	304,244

First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 8.026s, 2039	375,558	375,558

Freddie Mac
IFB Ser. 3153, Class JS, 20.663s, 2036	577,627	663,917
IFB Ser. 3182, Class PS, 18.65s, 2032	174,721	201,590
IFB Ser. 3182, Class SP, 18.65s, 2032	412,296	414,101
IFB Ser. 3393, Class JS,
18.059998s, 2032	607,998	618,345
IFB Ser. 3081, Class DC, 17.966s, 2035	441,974	469,589
IFB Ser. 3211, Class SI, IO, 17.207s, 2036	321,767	155,946
IFB Ser. 3114, Class GK, 16.45s, 2036	312,078	332,116
IFB Ser. 2979, Class AS, 15.152s, 2034	195,136	202,598
IFB Ser. 3149, Class SU, 12.822s, 2036	368,158	355,153
IFB Ser. 3065, Class DC, 12.398s, 2035	728,480	704,148
IFB Ser. 3012, Class FS, 10.656s, 2035	500,009	503,764
IFB Ser. 248, IO, 5 1/2s, 2037	999,346	226,571

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (43.6%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3184, Class SP, IO,
4.863s, 2033	$1,705,958	$141,439
IFB Ser. 2882, Class LS, IO,
4.713s, 2034	765,168	68,103
IFB Ser. 3203, Class SH, IO,
4.653s, 2036	969,397	99,173
IFB Ser. 2594, Class SE, IO,
4.563s, 2030	348,566	26,655
IFB Ser. 2828, Class TI, IO,
4.563s, 2030	611,996	46,062
IFB Ser. 3397, Class GS, IO,
4.513s, 2037	838,413	64,052
IFB Ser. 3297, Class BI, IO,
4.273s, 2037	3,853,941	335,694
IFB Ser. 3287, Class SD, IO,
4.263s, 2037	1,303,082	109,170
IFB Ser. 3281, Class BI, IO,
4.263s, 2037	689,190	63,380
IFB Ser. 3281, Class CI, IO,
4.263s, 2037	747,453	68,842
IFB Ser. 3249, Class SI, IO,
4.263s, 2036	626,637	50,562
IFB Ser. 3028, Class ES, IO,
4.263s, 2035	3,264,487	292,374
IFB Ser. 3042, Class SP, IO,
4.263s, 2035	999,429	73,029
IFB Ser. 3045, Class DI, IO,
4.243s, 2035	7,533,999	567,114
IFB Ser. 3236, Class ES, IO,
4.213s, 2036	105,634	8,368
IFB Ser. 3136, Class NS, IO,
4.213s, 2036	806,953	62,547
IFB Ser. 3107, Class DC, IO,
4.213s, 2035	3,564,246	317,147
IFB Ser. 2950, Class SM, IO,
4.213s, 2016	507,701	42,462
IFB Ser. 3256, Class S, IO,
4.203s, 2036	1,853,711	155,248
IFB Ser. 3031, Class BI, IO, 4.202s, 2035	642,653	51,235
IFB Ser. 3370, Class TS, IO,
4.183s, 2037	3,695,163	274,106
IFB Ser. 3244, Class SB, IO,
4.173s, 2036	993,911	70,009
IFB Ser. 3244, Class SG, IO,
4.173s, 2036	1,152,679	95,946
IFB Ser. 3236, Class IS, IO,
4.163s, 2036	1,926,911	140,905
IFB Ser. 3033, Class SG, IO,
4.163s, 2035	827,703	59,851
IFB Ser. 3114, Class TS, IO,
4.163s, 2030	3,799,666	299,619
IFB Ser. 3128, Class JI, IO,
4.143s, 2036	357,698	29,287
IFB Ser. 3240, Class S, IO,
4.133s, 2036	3,439,167	289,660
IFB Ser. 3229, Class BI, IO,
4.133s, 2036	113,129	8,869
IFB Ser. 3153, Class JI, IO,
4.133s, 2036	1,521,705	97,009
IFB Ser. 3065, Class DI, IO,
4.133s, 2035	504,069	39,368
IFB Ser. 3145, Class GI, IO,
4.113s, 2036	292,206	25,385
IFB Ser. 3218, Class AS, IO,
4.093s, 2036	1,096,981	85,597

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (43.6%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3221, Class SI, IO,
4.093s, 2036	$1,561,628	$116,652
IFB Ser. 3153, Class UI, IO,
4.083s, 2036	1,071,957	104,633
IFB Ser. 3424, Class XI, IO,
4.083s, 2036	1,911,779	140,813
IFB Ser. 3202, Class PI, IO,
4.053s, 2036	4,311,863	345,975
IFB Ser. 3355, Class MI, IO,
4.013s, 2037	938,250	70,174
IFB Ser. 3201, Class SG, IO,
4.013s, 2036	1,973,674	149,279
IFB Ser. 3203, Class SE, IO,
4.013s, 2036	1,765,610	135,324
IFB Ser. 3238, Class LI, IO,
4.003s, 2036	975,339	77,781
IFB Ser. 3171, Class PS, IO,
3.998s, 2036	1,405,749	109,824
IFB Ser. 3152, Class SY, IO,
3.993s, 2036	3,145,689	287,126
IFB Ser. 3366, Class SA, IO,
3.963s, 2037	1,802,873	138,839
IFB Ser. 3284, Class BI, IO,
3.963s, 2037	1,125,997	80,776
IFB Ser. 3260, Class SA, IO,
3.963s, 2037	1,010,085	66,937
IFB Ser. 3199, Class S, IO,
3.963s, 2036	2,791,581	234,125
IFB Ser. 3284, Class LI, IO,
3.953s, 2037	3,224,609	244,609
IFB Ser. 3281, Class AI, IO,
3.943s, 2037	4,161,831	342,449
IFB Ser. 3311, Class EI, IO,
3.923s, 2037	1,190,467	97,646
IFB Ser. 3311, Class IA, IO,
3.923s, 2037	1,829,724	155,869
IFB Ser. 3311, Class IB, IO,
3.923s, 2037	1,829,724	155,869
IFB Ser. 3311, Class IC, IO,
3.923s, 2037	1,829,724	155,869
IFB Ser. 3311, Class ID, IO,
3.923s, 2037	1,829,724	155,869
IFB Ser. 3311, Class IE, IO,
3.923s, 2037	2,761,699	235,261
IFB Ser. 3311, Class PI, IO,
3.923s, 2037	1,276,668	105,640
IFB Ser. 3375, Class MS, IO,
3.913s, 2037	5,878,904	421,653
IFB Ser. 3240, Class GS, IO,
3.893s, 2036	2,062,801	163,213
IFB Ser. 3416, Class BI, IO,
3.763s, 2038	3,797,795	276,252
IFB Ser. 3339, Class TI, IO,
3.653s, 2037	2,127,471	143,878
IFB Ser. 3284, Class CI, IO,
3.633s, 2037	5,250,474	359,710
IFB Ser. 3016, Class SQ, IO,
3.623s, 2035	1,355,288	74,102
IFB Ser. 3397, Class SQ, IO,
3.483s, 2037	2,872,220	171,989
IFB Ser. 3226, Class YS, IO,
3.363s, 2036	3,366,066	112,023
IFB Ser. 3424, Class UI, IO,
3.273s, 2037	1,331,097	77,899
Ser. 246, PO, zero %, 2037	579,175	470,670

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (43.6%)* cont.	amount	Value

Freddie Mac
Ser. 3292, Class DO, PO, zero %, 2037	$95,504	$70,146
Ser. 3292, Class OA, PO, zero %, 2037	131,105	91,066
Ser. 3300, PO, zero %, 2037	744,734	577,169
Ser. 3139, Class CO, PO, zero %, 2036	164,582	132,578
Ser. 2587, Class CO, PO, zero %, 2032	483,299	399,302
FRB Ser. 3345, Class TY, zero %, 2037	199,496	195,026
FRB Ser. 3326, Class XF, zero %, 2037	175,169	153,972
FRB Ser. 3273, Class HF, zero %, 2037	76,265	80,359
FRB Ser. 3235, Class TP, zero %, 2036	65,721	58,295
FRB Ser. 3283, Class KF, zero %, 2036	64,924	52,024
FRB Ser. 3226, Class YI, IO,
zero %, 2036	3,366,066	128,580
Ser. 3226, Class YW, zero %, 2036	313,671	274,129
FRB Ser. 3332, Class UA, zero %, 2036	68,457	63,974
FRB Ser. 3251, Class TC, zero %, 2036	766,071	776,497
FRB Ser. 3130, Class JF, zero %, 2036	289,635	301,266
FRB Ser. 3326, Class WF, zero %, 2035	167,924	140,297
FRB Ser. 3030, Class EF, zero %, 2035	87,713	85,827
FRB Ser. 3412, Class UF, zero %, 2035	425,275	358,457
FRB Ser. 2980, Class TY, zero %, 2035	55,940	45,669

GE Capital Commercial
Mortgage Corp. 144A
FRB Ser. 00-1, Class F, 7.787s, 2033	170,000	166,105
Ser. 00-1, Class G, 6.131s, 2033	596,000	375,480

GMAC Commercial Mortgage
Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	529,968	505,597

Government National
Mortgage Association
FRB Ser. 07-41, Class SA, 21.075s, 2037	116,915	139,204
IFB Ser. 07-51, Class SP, 20.355s, 2037	90,398	104,260
IFB Ser. 05-66, Class SP, 12.54s, 2035	431,085	424,014
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	571,781	131,510
IFB Ser. 08-42, Class AI, IO,
5.202s, 2038	8,015,582	832,114
IFB Ser. 04-59, Class SC, IO,
4.712s, 2034	692,376	65,260
IFB Ser. 04-26, Class IS, IO,
4.712s, 2034	729,107	46,058
IFB Ser. 07-47, Class SA, IO,
4.612s, 2036	1,151,429	117,317
IFB Ser. 08-29, Class SA, IO,
4.593s, 2038	7,026,417	602,494
IFB Ser. 07-35, Class NY, IO,
4.412s, 2035	2,024,563	153,413
IFB Ser. 07-26, Class SD, IO,
4.312s, 2037	1,963,034	133,732
IFB Ser. 07-2, Class SA, IO,
4.193s, 2037	174,734	14,280
IFB Ser. 06-69, Class SI, IO,
4.193s, 2036	1,155,280	94,009
IFB Ser. 06-61, Class SM, IO,
4.193s, 2036	2,278,415	185,767
IFB Ser. 06-62, Class SI, IO,
4.193s, 2036	1,290,280	105,738
IFB Ser. 07-1, Class SL, IO,
4.173s, 2037	625,721	50,882
IFB Ser. 07-1, Class SM, IO,
4.163s, 2037	625,721	50,747
IFB Ser. 07-48, Class SB, IO,
4.162s, 2037	1,343,599	87,392
IFB Ser. 06-62, Class SA, IO,
4.153s, 2036	1,609,505	126,869
IFB Ser. 06-64, Class SB, IO,
4.153s, 2036	1,594,803	129,101

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (43.6%)* cont.	amount	Value

Government National
Mortgage Association
IFB Ser. 05-68, Class PU, IO,
4.113s, 2032	$976,525	$99,474
IFB Ser. 07-74, Class SI, IO,
4.082s, 2037	1,014,651	92,288
IFB Ser. 07-17, Class AI, IO,
4.062s, 2037	4,376,145	323,852
IFB Ser. 07-78, Class SA, IO,
4.042s, 2037	6,569,279	417,832
IFB Ser. 08-2, Class SM, IO,
4.012s, 2038	2,495,850	163,281
IFB Ser. 07-9, Class AI, IO,
4.012s, 2037	2,237,847	155,481
IFB Ser. 07-49, Class NY, IO,
3.913s, 2035	3,960,645	300,637
IFB Ser. 08-40, Class SA, IO,
3.912s, 2038	10,349,439	727,648
IFB Ser. 05-71, Class SA, IO,
3.872s, 2035	3,612,667	262,655
IFB Ser. 07-25, Class KS, IO,
3.712s, 2037	2,083,463	141,044
IFB Ser. 07-21, Class S, IO,
3.712s, 2037	78,255	4,639
IFB Ser. 07-31, Class AI, IO,
3.692s, 2037	1,133,492	92,677
IFB Ser. 07-26, Class SG, IO,
3.663s, 2037	1,917,463	151,619
IFB Ser. 07-62, Class S, IO,
3.662s, 2037	1,167,926	70,108
IFB Ser. 07-9, Class BI, IO,
3.633s, 2037	3,591,076	243,792
IFB Ser. 07-31, Class CI, IO,
3.623s, 2037	1,018,577	70,010
IFB Ser. 07-25, Class SA, IO,
3.613s, 2037	1,333,284	92,506
IFB Ser. 07-25, Class SB, IO,
3.613s, 2037	2,689,469	184,928
IFB Ser. 07-22, Class S, IO,
3.613s, 2037	1,074,192	93,701
IFB Ser. 07-11, Class SA, IO,
3.613s, 2037	891,732	68,696
IFB Ser. 07-14, Class SB, IO,
3.613s, 2037	845,322	62,346
IFB Ser. 06-69, Class SA, IO,
3.613s, 2036	2,222,955	153,125
IFB Ser. 05-84, Class AS, IO,
3.613s, 2035	3,122,704	248,475
IFB Ser. 07-43, Class SC, IO,
3.612s, 2037	1,507,370	86,775
IFB Ser. 07-40, Class SC, IO,
3.563s, 2037	142,683	9,772
IFB Ser. 07-40, Class SD, IO,
3.563s, 2037	142,683	9,772
IFB Ser. 07-40, Class SE, IO,
3.563s, 2037	142,683	9,772
IFB Ser. 07-42, Class SC, IO,
3.563s, 2037	277,273	18,133
IFB Ser. 07-40, Class SB, IO,
3.563s, 2037	2,251,392	146,291
IFB Ser. 07-51, Class SJ, IO,
3.563s, 2037	1,117,490	90,963
IFB Ser. 07-53, Class SY, IO,
3.548s, 2037	1,956,623	171,776
IFB Ser. 07-41, Class SM, IO,
3.513s, 2037	403,472	25,217

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (43.6%)* cont.	amount	Value

Government National
Mortgage Association
IFB Ser. 07-41, Class SN, IO,
3.513s, 2037	$411,114	$25,695
IFB Ser. 07-58, Class PS, IO,
3.513s, 2037	982,873	76,560
IFB Ser. 04-88, Class S, IO,
3.513s, 2032	1,666,510	103,611
IFB Ser. 07-40, Class SG, IO,
3.493s, 2037	315,879	20,971
IFB Ser. 07-59, Class PS, IO,
3.483s, 2037	876,420	63,780
IFB Ser. 07-59, Class SP, IO,
3.483s, 2037	192,525	14,300
IFB Ser. 06-38, Class SG, IO,
3.463s, 2033	4,008,172	247,245
IFB Ser. 07-45, Class QA, IO,
3.453s, 2037	277,043	18,181
IFB Ser. 07-45, Class QB, IO,
3.413s, 2037	277,043	16,623
IFB Ser. 07-53, Class SG, IO,
3.413s, 2037	648,009	41,216
IFB Ser. 07-51, Class SG, IO,
3.393s, 2037	5,829,887	367,264
IFB Ser. 08-3, Class SA, IO,
3.363s, 2038	2,385,888	145,996
IFB Ser. 07-79, Class SY, IO,
3.363s, 2037	4,019,940	231,147
IFB Ser. 07-64, Class AI, IO,
3.363s, 2037	2,099,387	127,101
IFB Ser. 07-53, Class ES, IO,
3.363s, 2037	960,578	53,394
IFB Ser. 08-2, Class SB, IO,
3.333s, 2038	5,955,482	338,230
IFB Ser. 07-10, Class SB, IO,
3.333s, 2037	6,215,876	433,864
IFB Ser. 08-4, Class SA, IO,
3.329s, 2038	11,702,092	719,363
IFB Ser. 07-9, Class DI, IO,
3.323s, 2037	1,814,065	109,044
IFB Ser. 07-59, Class SC, IO,
3.313s, 2037	383,233	25,024
IFB Ser. 07-57, Class QA, IO,
3.313s, 2037	2,352,232	147,901
IFB Ser. 07-58, Class SA, IO,
3.313s, 2037	1,553,226	91,027
IFB Ser. 07-58, Class SC, IO,
3.313s, 2037	1,747,918	95,811
IFB Ser. 07-59, Class SA, IO,
3.313s, 2037	7,108,319	450,744
IFB Ser. 07-61, Class SA, IO,
3.313s, 2037	1,216,559	73,801
IFB Ser. 07-53, Class SC, IO,
3.313s, 2037	1,029,355	55,128
IFB Ser. 07-53, Class SE, IO,
3.313s, 2037	231,432	14,938
IFB Ser. 06-26, Class S, IO,
3.313s, 2036	5,379,333	380,964
IFB Ser. 08-15, Class CI, IO,
3.303s, 2038	9,602,170	582,525
IFB Ser. 07-58, Class SD, IO,
3.303s, 2037	1,642,391	90,054
IFB Ser. 08-9, Class SK, IO,
3.293s, 2038	3,154,492	214,527
IFB Ser. 08-6, Class SC, IO,
3.288s, 2038	9,722,088	532,557

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (43.6%)* cont.	amount	Value

Government National
Mortgage Association
IFB Ser. 07-59, Class SD, IO,
3.283s, 2037	$313,074	$17,858
IFB Ser. 06-49, Class SA, IO,
3.273s, 2036	2,645,268	167,416
IFB Ser. 05-65, Class SI, IO,
3.163s, 2035	1,416,848	88,217
IFB Ser. 06-7, Class SB, IO,
3.133s, 2036	331,950	19,800
IFB Ser. 06-16, Class SX, IO,
3.103s, 2036	1,887,147	126,013
IFB Ser. 07-17, Class IB, IO,
3.063s, 2037	821,521	43,562
IFB Ser. 06-10, Class SM, IO,
3.063s, 2036	2,018,265	132,880
IFB Ser. 06-14, Class S, IO,
3.063s, 2036	1,340,457	84,650
IFB Ser. 05-57, Class PS, IO,
3.063s, 2035	1,445,233	86,154
IFB Ser. 06-11, Class ST, IO,
3.053s, 2036	844,266	49,940
IFB Ser. 07-27, Class SD, IO,
3.013s, 2037	956,830	55,650
IFB Ser. 07-19, Class SJ, IO,
3.013s, 2037	1,692,245	92,686
IFB Ser. 07-23, Class ST, IO,
3.013s, 2037	1,866,184	101,020
IFB Ser. 07-9, Class CI, IO,
3.013s, 2037	2,359,895	133,719
IFB Ser. 07-7, Class EI, IO,
3.013s, 2037	1,062,315	59,336
IFB Ser. 07-7, Class JI, IO,
3.013s, 2037	2,445,094	134,480
IFB Ser. 07-1, Class S, IO,
3.013s, 2037	2,202,039	121,055
IFB Ser. 07-3, Class SA, IO,
3.013s, 2037	2,104,265	117,736
IFB Ser. 05-17, Class S, IO,
2.993s, 2035	959,803	58,532
IFB Ser. 05-3, Class SN, IO,
2.913s, 2035	4,477,819	270,943
IFB Ser. 04-41, Class SG, IO,
2.813s, 2034	2,609,983	94,473
FRB Ser. 07-71, Class TA,
zero %, 2037	339,153	330,142
FRB Ser. 07-71, Class UC,
zero %, 2037	70,849	76,536
FRB Ser. 07-61, Class YC,
zero %, 2037	500,196	498,552
FRB Ser. 07-33, Class TB,
zero %, 2037	474,327	426,256
FRB Ser. 07-6, Class TD,
zero %, 2037	464,813	430,551
FRB Ser. 98-2, Class EA, PO,
zero %, 2028	55,273	47,053

GS Mortgage
Securities Corp. II
FRB Ser. 07-GG10, Class A3,
5.993s, 2045	334,000	314,307
Ser. 06-GG6, Class A2, 5.506s, 2038	1,282,000	1,250,847

HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035
(Cayman Islands)	88,725	8,872

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (43.6%)* cont.	amount	Value

HSI Asset Loan Obligation FRB
Ser. 07-AR1, Class 2A1, 6.133s, 2037	$3,541,771	$2,550,075

IMPAC Secured Assets Corp. FRB
Ser. 07-2, Class 1A1A, 3.317s, 2037	350,059	288,279

IndyMac Index Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1,
6.313s, 2036	783,588	483,681
FRB Ser. 07-AR15, Class 1A1,
6.225s, 2037	988,775	662,480
FRB Ser. 07-AR9, Class 2A1,
6.039s, 2037	1,005,682	673,807
FRB Ser. 07-AR11, Class 1A1,
5.64s, 2037	1,262,526	770,141
FRB Ser. 05-AR31, Class 3A1,
5.633s, 2036	2,861,893	1,946,087

JPMorgan Alternative Loan Trust
FRB Ser. 06-A1, Class 5A1,
5.94s, 2036	702,089	491,462
FRB Ser. 06-A6, Class 1A1,
3.367s, 2036 F	1,236,549	738,154

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class AM,
6.261s, 2051	617,000	506,810
FRB Ser. 07-LD12, Class A3,
6.189s, 2051	2,956,000	2,770,334
FRB Ser. 07-LD11, Class A3,
6.007s, 2049	417,000	372,673
Ser. 07-CB20, Class A3,
5.863s, 2051	834,000	766,629
Ser. 07-CB20, Class A4,
5.794s, 2051	541,000	475,404
Ser. 08-C2, Class X, IO,
0.647s, 2051	30,106,482	776,145

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 07-CB20, Class X1, IO,
0.068s, 2051	63,662,633	646,812

LB Commercial Conduit Mortgage
Trust 144A Ser. 99-C1, Class G,
6.41s, 2031	253,101	198,279

LB-UBS Commercial
Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	921,000	864,855
Ser. 07-C7, Class XW, IO,
0.526s, 2045	61,455,905	1,321,284

LB-UBS Commercial Mortgage Trust
144A Ser. 07-C7, Class XCL, IO,
0.086s, 2045	25,943,406	248,071

Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3,
20.839s, 2037	738,856	664,970
IFB Ser. 07-5, Class 8A2, IO,
4.513s, 2036	1,279,932	114,222
IFB Ser. 07-4, Class 3A2, IO,
3.993s, 2037	1,038,465	86,419
IFB Ser. 06-5, Class 2A2, IO,
3.943s, 2036	1,839,386	133,356
IFB Ser. 07-2, Class 2A13, IO,
3.483s, 2037	2,034,372	152,578
IFB Ser. 06-9, Class 2A2, IO,
3.413s, 2037	2,354,549	184,114
IFB Ser. 06-7, Class 2A4, IO,
3.343s, 2036	4,011,244	280,787

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (43.6%)* cont.	amount	Value

Lehman Mortgage Trust
IFB Ser. 06-7, Class 2A5, IO,
3.343s, 2036	$3,763,615	$263,453
IFB Ser. 06-6, Class 1A2, IO,
3.293s, 2036	1,578,085	110,466
IFB Ser. 06-6, Class 1A3, IO,
3.293s, 2036	2,282,012	159,741

Mach One Commercial
Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040
(Canada)	594,000	267,300
Ser. 04-1A, Class K, 5.45s, 2040
(Canada)	212,000	84,800
Ser. 04-1A, Class L, 5.45s, 2040
(Canada)	96,000	36,480

MASTR Alternative Loans Trust
Ser. 06-3, Class 1A1, 6 1/4s, 2036	626,497	469,873

Merrill Lynch Capital
Funding Corp. Ser. 06-4,
Class XC, IO, 0.119s, 2049	56,579,812	690,390

Merrill Lynch Mortgage
Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.261s, 2028	1,329,816	95,827

Merrill Lynch Mortgage Trust FRB
Ser. 07-C1, Class A3, 6.023s, 2050	222,000	211,675

Merrill Lynch/Countrywide
Commercial Mortgage Trust FRB
Ser. 07-8, Class A2, 6.119s, 2049	402,000	387,667

Mezz Cap Commercial Mortgage Trust
Ser. 07-C5, Class X, 4.867s, 2017	2,500,997	427,500

Mezz Cap Commercial Mortgage Trust
144A Ser. 04-C1, Class X, IO,
8.007s, 2037	975,014	214,083

Morgan Stanley Capital
Ser. 98-CF1, Class E, 7.35s, 2032	1,252,000	1,245,420
FRB Ser. 08-T29, Class A3,
6.458s, 2043	712,000	694,100
FRB Ser. 07-IQ14, Class AM,
5.877s, 2049	247,000	195,908

Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039	1,730,000	951,500
Ser. 07-HQ13, Class X1, IO,
0.822s, 2044	56,829,492	1,504,277

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 4.852s, 2035	1,132,931	767,561

Mortgage Capital
Funding, Inc.
FRB Ser. 98-MC2, Class E,
7.184s, 2030	327,112	327,359
Ser. 97-MC2, Class X, IO,
1.988s, 2012	3,016	—

Permanent Financing PLC 144A FRB
Ser. 9A, Class 3A, 2.917s, 2033
(United Kingdom)	2,839,000	2,569,888

Permanent Master Issuer PLC FRB
Ser. 07-1, Class 4A, 2.871s, 2033
(United Kingdom)	3,443,000	3,283,761

PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010	123,000	72,244

Residential Asset
Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037	903,783	632,648
IFB Ser. 07-A3, Class 2A2, IO,
3.483s, 2037	4,662,644	303,072

COLLATERALIZED MORTGAGE		Principal
OBLIGATIONS (43.6%)* cont.		amount	Value

Residential Mortgage Securities 144A
FRB Ser. 20A, Class B1A, 6.509s, 2038
(United Kingdom)	GBP	103,446	$110,369

SBA CMBS Trust 144A Ser. 05-1A,
Class E, 6.706s, 2035		$303,000	255,468

STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)		162,000	111,780
Ser. 03-1A, Class N, 5s, 2018
(Cayman Islands)		193,000	125,450
Ser. 04-1A, Class M, 5s, 2018
(Cayman Islands)		174,000	111,360
Ser. 04-1A, Class N, 5s, 2018
(Cayman Islands)		167,000	96,860

Structured Adjustable Rate
Mortgage Loan Trust FRB
Ser. 06-9, Class 1A1, 5.715s, 2036		956,063	621,994

Structured Asset
Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
2.541s, 2037		3,593,605	220,108
Ser. 07-4, Class 1A4, IO, 1s, 2037		3,863,656	90,669

Structured Asset Securities Corp.
144A Ser. 07-RF1, Class 1A, IO,
3.317s, 2037		4,706,327	205,902

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 7.095s,
2014 (Ireland)	GBP	226,682	362,374
FRB Ser. 05-CT1A, Class D, 7.095s,
2014 (Ireland)	GBP	444,023	638,914

URSUS EPC 144A FRB Ser. 1-A,
Class D, 6.938s, 2012 (Ireland)	GBP	239,636	374,487

Wachovia Bank Commercial
Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043		$5,030,000	4,645,077
Ser. 07-C34, IO, 0.521s, 2046		16,932,578	358,463

Wachovia Bank Commercial Mortgage
Trust 144A FRB Ser. 05-WL5A,
Class L, 5.788s, 2018		477,000	429,300

Wells Fargo Mortgage Backed
Securities Trust Ser. 05-AR13,
Class 1A4, IO, 0.742s, 2035		9,909,662	66,890

Total collateralized mortgage obligations
(cost $175,088,876)			$170,959,903

CORPORATE BONDS		Principal

AND NOTES (21.0%)*		amount	Value
Basic Materials (1.6%)
Builders FirstSource, Inc. company
guaranty sr. sec. notes FRN
7.054s, 2012		$270,000	$174,150

Compass Minerals
International, Inc. sr. disc.
notes Ser. B, 12s, 2013		142,000	146,970

Domtar Corp. company
guaranty Ser. *, 7 7/8s, 2011
(Canada)		145,000	144,275

Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
notes 8 3/8s, 2017		841,000	824,180

Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
notes 8 1/4s, 2015		422,000	412,505

CORPORATE BONDS		Principal
AND NOTES (21.0%)* cont.		amount	Value

Basic Materials cont.
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. notes FRN
5.883s, 2015		$150,000	$142,687

Georgia-Pacific Corp.
debs. 9 1/2s, 2011		49,000	48,510

Georgia-Pacific Corp.
notes 8 1/8s, 2011		55,000	54,450

Gerdau Ameristeel Corp.
sr. notes 10 3/8s, 2011 (Canada)		358,000	369,635

Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty 9 3/4s, 2014		64,000	50,560

Huntsman International, LLC
company guaranty sr. unsec.
sub. notes 7 7/8s, 2014		921,000	792,060

Momentive Performance
Materials, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2014		262,000	206,980

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		224,000	228,867

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 3/8s, 2014		136,000	140,797

NewPage Corp. company
guaranty 10s, 2012		376,000	336,520

NewPage Holding Corp.
sr. notes FRN 9.986s, 2013 ‡‡		78,868	69,798

Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011
(Canada)		15,000	11,850

Novelis, Inc. company
guaranty 7 1/4s, 2015		113,000	98,310

Rhodia SA sr. unsec. FRN 7.713s,
2013 (France)	EUR	375,000	484,474

Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	250,000	315,238

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		$830,000	713,800

Steel Dynamics, Inc. 144A
sr. notes 7 3/4s, 2016		164,000	145,960

Stone Container Corp.
sr. notes 8 3/8s, 2012		240,000	201,600

			6,114,176
Capital Goods (1.2%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		104,000	97,240

Berry Plastics Corp. company
guaranty sr. sec. notes FRN
7.541s, 2015		680,000	605,200

Bombardier, Inc. 144A sr. unsec.
notes FRN 8.09s, 2013 (Canada)	EUR	170,000	236,983

Bombardier, Inc. 144A unsec.
notes 6 3/4s, 2012 (Canada)		$1,625,000	1,560,000

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		516,000	508,260

General Cable Corp. company
guaranty sr. unsec. notes FRN
5.166s, 2015		190,000	159,600

Hawker Beechcraft
Acquisition Co., LLC
sr. sub. notes 9 3/4s, 2017		227,000	203,165

CORPORATE BONDS		Principal
AND NOTES (21.0%)* cont.		amount	Value

Capital Goods cont.
Hexcel Corp.
sr. sub. notes 6 3/4s, 2015		$67,000	$64,320

L-3 Communications Corp. company
guaranty sr. unsec.
sub. notes 6 1/8s, 2014		607,000	561,475

L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015		574,000	519,470

Ryerson Tull, Inc. 144A sec.
notes 12s, 2015		409,000	347,650

			4,863,363
Communication Services (1.7%)
American Tower Corp. 144A
sr. notes 7s, 2017		390,000	372,450

Cincinnati Bell, Inc. company
guaranty 7s, 2015		578,000	485,520

Cricket Communications, Inc.
company guaranty sr. unsec.
notes Ser. *, 9 3/8s, 2014		435,000	404,550

Cricket Communications, Inc. 144A
company guaranty sr. notes 10s, 2015		354,000	338,070

Digicel Group, Ltd. 144A
sr. unsec. notes 8 7/8s, 2015 (Jamaica)		245,000	205,800

Digicel, Ltd. 144A sr. unsec.
unsub. notes 9 1/4s, 2012 (Jamaica)		170,000	168,300

Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††		768,000	756,480

iPCS, Inc. company
guaranty sr. sec. notes FRN
4.926s, 2013		140,000	114,100

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		90,000	84,150

PAETEC Holding Corp. company
guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		150,000	102,750

Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014		353,000	305,345

Qwest Corp. sr. unsec.
notes 7 1/2s, 2014		75,000	64,875

Qwest Corp. sr. unsec.
unsub. notes 8 7/8s, 2012		1,501,000	1,470,980

West Corp. company
guaranty 9 1/2s, 2014		129,000	98,685

Wind Aquisition Finance SA
notes 9 3/4s, 2015 (Netherlands)	EUR	1,190,000	1,534,048

			6,506,103
Consumer Cyclicals (3.0%)
Allison Transmission 144A company
guaranty 11s, 2015		$75,000	65,250

Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014		160,000	48,000

Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014		134,000	96,145

CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)		337,021	281,413

Cenveo Corp. 144A company
guaranty sr. unsec.
notes 10 1/2s, 2016		235,000	217,375

CORPORATE BONDS	Principal
AND NOTES (21.0%)* cont.	amount	Value

Consumer Cyclicals cont.
D.R. Horton, Inc. company
guaranty 8s, 2009	$183,000	$180,026

D.R. Horton, Inc. company
guaranty sr. unsub. notes 5s, 2009	253,000	246,675

D.R. Horton, Inc.
sr. notes 7 7/8s, 2011	765,000	688,500

FelCor Lodging LP company
guaranty 8 1/2s, 2011 R	515,000	445,475

Ford Motor Credit Co., LLC
sr. notes 9 7/8s, 2011	621,000	414,759

Ford Motor Credit Co., LLC
sr. unsec. notes 9 3/4s, 2010	444,000	333,207

Ford Motor Credit Co., LLC unsec.
notes 7 3/8s, 2009	195,000	156,773

Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN
Ser. B, 6.508s, 2014	310,000	257,300

Host Marriott LP sr. notes Ser. M,
7s, 2012 R	725,000	647,063

Jostens IH Corp. company
guaranty 7 5/8s, 2012	600,000	550,500

K. Hovnanian Enterprises, Inc.
company guaranty sr. sec.
notes 11 1/2s, 2013	187,000	183,260

Lamar Media Corp. sr. unsec.
sub. notes Ser. C, 6 5/8s, 2015	165,000	136,538

Levi Strauss & Co. sr. unsec.
notes 8 7/8s, 2016 S	285,000	228,000

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015	651,000	543,585

Mashantucket Western Pequot Tribe
144A bonds 8 1/2s, 2015	390,000	253,500

Meritage Homes Corp. company
guaranty 6 1/4s, 2015	140,000	104,300

Meritage Homes Corp. sr. notes
7s, 2014	45,000	34,650

MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	468,000	430,560

MGM Mirage, Inc. company
guaranty 6s, 2009	1,009,000	943,415

NTK Holdings, Inc. sr. disc.
notes zero %, 2014	104,000	44,720

Oxford Industries, Inc.
sr. notes 8 7/8s, 2011	460,000	415,725

Pinnacle Entertainment, Inc.
company guaranty sr. unsec.
sub. notes 7 1/2s, 2015	320,000	236,800

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	337,000	325,626

Pulte Homes, Inc. company
guaranty 7 7/8s, 2011	730,000	697,150

Quebecor Media, Inc. sr. unsec.
notes Ser. *, 7 3/4s, 2016 (Canada)	75,000	65,625

Realogy Corp. company
guaranty sr. notes zero %, 2014 ‡‡ R	120,000	45,900

Realogy Corp. company
guaranty sr. unsec.
notes 10 1/2s, 2014 R	195,000	85,800

Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	75,000	58,875

CORPORATE BONDS	Principal
AND NOTES (21.0%)* cont.	amount	Value

Consumer Cyclicals cont.
Station Casinos, Inc.
sr. notes 6s, 2012 S	$318,000	$178,080

Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014	40,000	31,800

Tenneco, Inc. sr. unsec. notes
company guaranty 8 1/8s, 2015	375,000	320,625

Texas Industries, Inc. sr. unsec.
notes 7 1/4s, 2013	361,000	314,070

Texas Industries, Inc. 144A
company guaranty sr. unsec.
notes 7 1/4s, 2013	255,000	221,850

THL Buildco, Inc. (Nortek
Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	255,000	145,350

THL Buildco, Inc. (Nortek
Holdings, Inc.) 144A sr. sec.
notes 10s, 2013	115,000	101,200

Toll Brothers, Inc. company
guaranty sr. unsec.
sub. notes 8 1/4s, 2011	625,000	603,125

Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	220,000	90,200

Vertis, Inc. company
guaranty Ser. B, 10 7/8s,
2009 (In default)	661,000	19,830

Vertis, Inc. 144A unsec.
sub. notes 13 1/2s,
2009 (In default)	170,000	1,700

Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	555,000	473,138

		11,963,458
Consumer Staples (2.6%)
Affinity Group, Inc.
sr. sub. notes 9s, 2012	545,000	403,300

AMC Entertainment, Inc. company
guaranty 11s, 2016	251,000	247,235

AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	205,000	176,300

Archibald Candy Corp. company
guaranty 10s, 2008 (In default) F †	90,153	13

Avis Budget Car Rental, LLC
company guaranty 7 3/4s, 2016	285,000	178,125

CCH I Holdings, LLC company
guaranty 12 1/8s, 2015	8,000	2,840

CCH II, LLC sr. unsec.
notes 10 1/4s, 2010	238,000	214,200

CCH II, LLC sr. unsec.
notes Ser. B, 10 1/4s, 2010	1,099,000	983,605

Church & Dwight Co., Inc. company
guaranty 6s, 2012	444,000	419,580

Cinemark, Inc. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	500,000	480,625

Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010	556,000	500,400

Clear Channel Communications, Inc.
sr. unsec. notes 5 1/2s, 2014	58,000	17,980

CSC Holdings, Inc.
sr. notes 6 3/4s, 2012	543,000	497,524

Dean Foods Co. company
guaranty 7s, 2016	134,000	116,580

CORPORATE BONDS	Principal
AND NOTES (21.0%)* cont.	amount	Value

Consumer Staples cont.
Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	$560,000	$554,400

DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	938,000	825,440

DirecTV Holdings, LLC 144A
sr. notes 7 5/8s, 2016	117,000	105,885

Echostar DBS Corp. company
guaranty 6 5/8s, 2014	2,119,000	1,700,498

Grupo Televisa SA sr. unsec.
notes 6s, 2018 (Mexico)	460,000	434,135

Liberty Media, LLC sr. notes 5.7s, 2013	138,000	114,777

Liberty Media, LLC sr. unsec.
notes 7 7/8s, 2009	169,000	169,525

Nielsen Finance LLC/Nielsen
Finance Co. company guaranty 10s, 2014	186,000	176,700

Nielsen Finance LLC/Nielsen
Finance Co. company
guaranty stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	360,000	234,000

Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	371,000	352,450

Rainbow National Services, LLC
144A sr. notes 8 3/4s, 2012	383,000	383,000

Rite Aid Corp. company
guaranty 9 3/8s, 2015	277,000	145,425

Rite Aid Corp. sec. notes 7 1/2s, 2017	315,000	239,400

Sara Lee Corp. sr. unsec.
unsub. notes 6 1/4s, 2011	300,000	302,511

United Rentals NA, Inc. company
guaranty 6 1/2s, 2012	355,000	296,425

Young Broadcasting, Inc. company
guaranty 10s, 2011	239,000	34,655

Young Broadcasting, Inc.
sr. sub. notes 8 3/4s, 2014	83,000	12,450

		10,319,983
Energy (2.5%)
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	1,347,000	1,266,180

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017	320,000	252,800

Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	1,031,000	997,493

Chesapeake Energy Corp.
sr. notes 7s, 2014	279,000	260,865

Complete Production Services, Inc.
company guaranty 8s, 2016	515,000	489,250

Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	510,000	461,550

Connacher Oil and Gas, Ltd. 144A
sec. notes 10 1/4s, 2015 (Canada)	210,000	201,600

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	315,000	289,800

Forest Oil Corp. sr. notes 8s, 2011	540,000	540,000

Gaz Capital SA 144A company
guaranty sr. unsec. bond 8.146s,
2018 (Luxembourg)	176,000	156,343

Gaz Capital SA 144A company
guaranty sr. unsec. bond 7.343s,
2013 (Luxembourg)	166,000	153,299

CORPORATE BONDS		Principal
AND NOTES (21.0%)* cont.		amount	Value

Energy cont.
Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)		$584,000	$473,040

Helix Energy Solutions Group, Inc.
144A sr. unsec. notes 9 1/2s, 2016		390,000	364,650

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014		517,000	471,763

Key Energy Services, Inc. 144A
sr. notes 8 3/8s, 2014		180,000	172,800

Lukoil International Finance 144A
company guaranty 6.356s, 2017
(Netherlands)		420,000	319,200

Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2014		348,000	313,200

Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013		295,000	264,025

Oslo Seismic Services, Inc. 1st
mtge. 8.28s, 2011		314,176	325,590

Pacific Energy Partners/Pacific
Energy Finance Corp.
sr. notes 7 1/8s, 2014		355,000	348,912

Pemex Finance, Ltd. bonds 9.69s,
2009 (Cayman Islands)		203,000	207,045

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013		169,000	158,860

PetroHawk Energy Corp. 144A
sr. unsec. unsub. notes 7 7/8s, 2015		140,000	121,800

Petroleum Development Corp.
company guaranty sr. unsec.
notes 12s, 2018		215,000	206,400

Petroplus Finance, Ltd. company
guaranty 6 3/4s, 2014 (Bermuda)		355,000	299,975

Plains Exploration &
Production Co. company
guaranty 7 3/4s, 2015		70,000	64,400

Plains Exploration &
Production Co. company
guaranty 7s, 2017		80,000	69,600

Pride International, Inc.
sr. unsec. notes 7 3/8s, 2014		451,000	430,705

SandRidge Energy, Inc.
sr. notes 8s, 2018		310,000	266,600

Williams Cos., Inc. (The)
sr. unsec. notes 8 1/8s, 2012		150,000	151,548

			10,099,293
Financial (4.0%)
Banco Do Brasil 144A sr. unsec.
5.862s, 2017 (Cayman Islands)	BRL	536,000	223,762

Bear Stearns Cos., Inc. (The)
notes Ser. MTN, 6.95s, 2012		$1,205,000	1,217,199

Bosphorus Financial Services, Ltd.
144A sec. sr. notes FRN 4.604s,
2012 (Cayman Islands)		1,264,375	1,220,520

GMAC, LLC sr. unsec.
unsub. notes 7 3/4s, 2010		90,000	53,889

GMAC, LLC sr. unsec.
unsub. notes 7s, 2012		40,000	17,200

GMAC, LLC sr. unsec.
unsub. notes 6 7/8s, 2012		637,000	253,193

CORPORATE BONDS		Principal
AND NOTES (21.0%)* cont.		amount	Value

Financial cont.
GMAC, LLC sr. unsec.
unsub. notes 6 7/8s, 2011		$85,000	$37,926

GMAC, LLC sr. unsec.
unsub. notes 6 3/4s, 2014		725,000	278,265

GMAC, LLC sr. unsec.
unsub. notes 6 5/8s, 2012 S		810,000	340,200

GMAC, LLC sr. unsec.
unsub. notes FRN 5.011s, 2014		64,000	29,032

HUB International Holdings, Inc.
144A sr. sub. notes 10 1/4s, 2015		95,000	75,050

HUB International Holdings, Inc.
144A sr. unsec. unsub. notes 9s, 2014		65,000	57,850

iStar Financial, Inc. sr. unsec.
notes Ser. B, 4 7/8s, 2009 R		100,000	60,000

JPMorgan Chase & Co. 144A
sr. unsec. FRN 6.46s, 2017		1,000,000	892,900

JPMorgan Chase & Co. 144A
sr. unsec. notes FRN 9.34s, 2011	RUB	32,000,000	1,246,720

JPMorgan Chase & Co. 144A unsec.
unsub. notes 0.18s, 2012	INR	19,000,000	427,257

Lender Processing Services, Inc.
144A sr. unsec. notes 8 1/8s, 2016		$795,000	775,125

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015		100,000	97,250

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017		252,000	229,320

Merrill Lynch & Co., Inc.
notes 5.45s, 2013		840,000	736,555

Merrill Lynch & Co., Inc.
notes FRN Ser. MTN, 3s, 2011		365,000	315,383

Morgan Stanley sr. unsec.
bonds 6.066s, 2017	BRL	1,850,000	556,449

Nuveen Investments, Inc. 144A
sr. notes 10 1/2s, 2015		$194,000	149,380

RSHB Capital SA for OJSC Russian
Agricultural Bank notes 6.299s,
2017 (Luxembourg)		675,000	481,883

RSHB Capital SA for OJSC Russian
Agricultural Bank sub. bonds FRB
6.97s, 2016 (Luxembourg)		250,000	209,990

UBS Luxembourg SA for Sberbank
unsec. sub. notes stepped-coupon
6.23s (7.429s, 2/11/10), 2015
(Luxembourg) ††		1,400,000	1,259,958

USI Holdings Corp. 144A sr. unsec.
notes FRN 6.679s, 2014		60,000	45,600

VTB Capital unsec. sub. notes FRN
6.315s, 2015 (Luxembourg)		1,090,000	1,063,404

VTB Capital SA 144A notes 7 1/2s,
2011 (Luxembourg)		3,010,000	2,612,891

VTB Capital SA 144A sec.
notes 6.609s, 2012 (Luxembourg)		940,000	780,285

			15,744,436
Health Care (1.8%)
Community Health Systems, Inc.
company guaranty 8 7/8s, 2015		665,000	631,750

DaVita, Inc. company
guaranty 6 5/8s, 2013		153,000	145,350

CORPORATE BONDS	Principal
AND NOTES (21.0%)* cont.	amount	Value

Health Care cont.
Elan Finance PLC/Elan
Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	$205,000	$189,369

HCA, Inc. company guaranty
sr. sec. notes 9 5/8s, 2016 ‡‡	268,000	254,600

HCA, Inc. sr. sec. notes 9 1/4s, 2016	645,000	627,263

HCA, Inc. sr. sec. notes 9 1/8s, 2014	282,000	274,245

HCA, Inc. sr. unsec. notes 6 3/8s, 2015	212,000	166,950

HCA, Inc. sr. unsec. notes 5 3/4s, 2014	260,000	202,800

Omnicare, Inc. company
guaranty 6 3/4s, 2013	195,000	176,963

Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	545,000	489,138

Select Medical Corp. company
guaranty 7 5/8s, 2015	547,000	443,070

Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	724,000	680,560

Surgical Care Affiliates, Inc.
144A sr. sub. notes 10s, 2017	300,000	225,000

Surgical Care Affiliates, Inc.
144A sr. unsec. notes 8 7/8s, 2015 ‡‡	110,000	95,700

Tenet Healthcare Corp.
notes 7 3/8s, 2013	390,000	354,900

Tenet Healthcare Corp. sr. unsec.
unsub. notes 6 3/8s, 2011	571,000	526,748

US Oncology, Inc. company
guaranty 9s, 2012	485,000	485,000

Vanguard Health Holding Co.
II, LLC sr. sub. notes 9s, 2014	491,000	473,815

Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 R	305,000	317,963

Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 R	201,000	199,995

Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 R	173,000	166,080

		7,127,259
Technology (1.2%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	334,000	257,180

Ceridian Corp. 144A sr. unsec.
notes 11 1/4s, 2015	275,000	226,875

Compucom Systems, Inc.
sr. sub. notes 12 1/2s, 2015	155,000	137,950

Freescale Semiconductor, Inc.
company guaranty sr. unsec.
notes 8 7/8s, 2014	552,000	380,880

Freescale Semiconductor, Inc.
company guaranty sr. unsec.
sub. notes 10 1/8s, 2016 S	384,000	245,760

Freescale Semiconductor, Inc.
company guaranty sr. unsec.
sub. notes 9 1/8s, 2014 ‡‡	383,000	241,290

Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	700,000	693,000

Iron Mountain, Inc. company
guaranty sr. unsec.
sub. notes 8s, 2020	470,000	457,075

New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands)	13,000	7,816

CORPORATE BONDS		Principal
AND NOTES (21.0%)* cont.		amount	Value

Technology cont.
Nortel Networks, Ltd. company
guaranty sr. unsec.
notes 10 3/4s, 2016 (Canada)		$215,000	$131,688

Nortel Networks, Ltd. company
guaranty sr. unsec. notes FRN
7.041s, 2011 (Canada)		235,000	156,863

Nortel Networks, Ltd. 144A
sr. unsecd. notes company
guaranty 10 3/4s, 2016 (Canada)		420,000	257,250

Sanmina Corp. company
guaranty sr. unsec.
sub. notes 6 3/4s, 2013		239,000	209,125

Sanmina Corp. sr. unsec.
sub. notes 8 1/8s, 2016		372,000	316,200

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013		340,000	306,000

Travelport LLC company
guaranty 9 7/8s, 2014		166,000	135,290

Unisys Corp. sr. unsec.
unsub. notes 12 1/2s, 2016		219,000	208,050

Xerox Corp. sr. notes 9 3/4s, 2009	EUR	140,000	199,267

			4,567,559
Utilities & Power (1.3%)
AES Corp. (The) sr. unsec.
unsub. notes 8s, 2017		$130,000	117,325

AES Corp. (The) 144A sec.
notes 8 3/4s, 2013		235,000	237,350

CMS Energy Corp. sr. notes
7 3/4s, 2010		180,000	185,724

Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016		151,000	141,940

Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013		172,000	165,120

Edison Mission Energy sr. unsec.
notes 7.2s, 2019		275,000	242,000

Edison Mission Energy sr. unsec.
notes 7s, 2017		195,000	175,500

Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014		520,000	423,800

Florida Power Corp. 1st mtge. sec.
bonds 5.65s, 2018		75,000	71,729

Ipalco Enterprises, Inc. 144A
sr. sec. notes 7 1/4s, 2016		115,000	109,825

Kinder Morgan, Inc.
sr. notes 6 1/2s, 2012		1,589,000	1,529,413

NRG Energy, Inc. sr. notes 7 3/8s, 2016		235,000	211,500

Orion Power Holdings, Inc.
sr. unsec. notes 12s, 2010		655,000	635,350

PNM Resources, Inc. unsec.
unsub. notes 9 1/4s, 2015		224,000	220,640

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes 7.2s, 2011		185,000	188,523

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes 7s, 2012		280,000	284,599

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		32,000	30,649

CORPORATE BONDS	Principal
AND NOTES (21.0%)* cont.	amount	Value

Utilities & Power cont.
Utilicorp United, Inc. sr. unsec.
notes 7.95s, 2011	$18,000	$18,638

Williams Partners LP/ Williams
Partners Finance Corp. sr. unsec.
notes 7 1/4s, 2017	145,000	134,850

		5,124,475

Total corporate bonds and notes (cost $95,407,615)		$82,430,105

ASSET-BACKED	Principal
SECURITIES (13.8%)*	amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 3.897s, 2035	$160,000	$68,800
FRB Ser. 05-4, Class A2C, 3.417s, 2035	34,000	31,280

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C,
3.357s, 2036	107,000	59,385
FRB Ser. 06-HE3, Class A2C,
3.357s, 2036	115,000	68,034

Ameriquest Mortgage
Securities, Inc. FRB Ser. 03-8,
Class M2, 4.957s, 2033	216,523	43,305

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	383,000	288,942
Ser. 04-1A, Class E, 6.42s, 2039	361,000	231,823

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3,
5.477s, 2033	24,453	2,934
FRB Ser. 06-W4, Class A2C,
3.367s, 2036	204,000	123,420

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2,
4.207s, 2033	225,692	103,818
FRB Ser. 05-WMC1, Class M1,
3.647s, 2035	31,000	23,250

Asset Backed Securities Corp. Home
Equity Loan Trust
FRB Ser. 06-HE2, Class A3,
3.397s, 2036	40,157	29,712
FRB Ser. 06-HE4, Class A5,
3.367s, 2036	148,000	119,880

Aviation Capital Group Trust 144A
FRB Ser. 03-2A, Class G1, 3.888s, 2033	248,256	124,128

Bear Stearns Asset Backed
Securities, Inc.
FRB Ser. 04-FR3, Class M6,
6.457s, 2034	286,000	169,470
FRB Ser. 06-PC1, Class M9,
4.957s, 2035	185,000	1,850
FRB Ser. 05-HE1, Class M3,
4.137s, 2035	223,000	64,670

Bear Stearns Asset Backed
Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 5.457s, 2036	270,000	7,732

Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	492,293	315,740
Ser. 00-A, Class A2, 7.575s, 2030	1,309,038	714,508
Ser. 99-B, Class A4, 7.3s, 2016	647,669	395,979
Ser. 99-B, Class A3, 7.18s, 2015	1,089,965	660,449
FRB Ser. 00-A, Class A1,
2.648s, 2030	141,606	66,721

ASSET-BACKED		Principal
SECURITIES (13.8%)* cont.		amount	Value

Capital Auto Receivables Asset
Trust 144A Ser. 06-1, Class D,
7.16s, 2013		$500,000	$475,918

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11,
5.707s, 2035		304,000	30,400
FRB Ser. 05-HE4, Class M12,
5.257s, 2035		53,839	2,692
FRB Ser. 05-OPT1, Class M1,
3.627s, 2035		47,073	29,440

Conseco Finance
Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030		1,379,474	1,101,899
Ser. 00-4, Class A6, 8.31s, 2032		3,278,798	2,436,209
Ser. 00-5, Class A7, 8.2s, 2032		476,000	342,625
Ser. 00-1, Class A5, 8.06s, 2031		935,093	647,365
Ser. 00-4, Class A5, 7.97s, 2032		185,964	133,950
Ser. 00-5, Class A6, 7.96s, 2032		668,995	510,242
Ser. 02-1, Class M1F, 7.954s, 2033		44,000	39,299
Ser. 01-3, Class M2, 7.44s, 2033		59,427	8,648
Ser. 01-4, Class A4, 7.36s, 2033		199,080	172,191
Ser. 00-6, Class A5, 7.27s, 2031		73,383	63,072
Ser. 01-1, Class A5, 6.99s, 2032		4,329,219	3,968,172
Ser. 01-3, Class A4, 6.91s, 2033		2,835,114	2,446,440
Ser. 02-1, Class A, 6.681s, 2033		839,960	805,436
FRB Ser. 02-1, Class M1A, 4.54s, 2033		2,249,000	1,635,657
FRB Ser. 01-4, Class M1, 4.24s, 2033		295,000	98,137

Countrywide Asset
Backed Certificates
FRB Ser. 05-BC3, Class M1,
3.727s, 2035		47,000	28,200
FRB Ser. 05-14, Class 3A2,
3.447s, 2036		26,874	24,186

Crest, Ltd. 144A Ser. 03-2A,
Class E2, 8s, 2038 (Cayman Islands)		431,000	267,220

DB Master Finance, LLC 144A
Ser. 06-1, Class M1, 8.285s, 2031		277,000	207,509

Equifirst Mortgage Loan Trust FRB
Ser. 05-1, Class M5, 3.877s, 2035		92,000	21,160

First Franklin Mortgage Loan Asset
Backed Certificates FRB
Ser. 06-FF7, Class 2A3, 3.357s, 2036		173,000	105,945

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 3.537s, 2036		244,000	175,680
FRB Ser. 06-2, Class 2A3, 3.377s, 2036		353,000	257,690

Gears Auto Owner Trust 144A
Ser. 05-AA, Class E1, 8.22s, 2012		687,000	650,525

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 7.589s,
2043 (United Kingdom)	GBP	736,381	1,224,319
FRB Ser. 03-2, Class 2C1, 5.2s,
2043 (United Kingdom)	EUR	1,430,000	1,909,682

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$861,059	812,065
Ser. 94-4, Class B2, 8.6s, 2019		365,488	223,240
Ser. 93-1, Class B, 8.45s, 2018		374,240	334,077
Ser. 99-5, Class A5, 7.86s, 2030		3,976,395	3,386,537
Ser. 96-8, Class M1, 7.85s, 2027		387,000	342,056
Ser. 95-8, Class B1, 7.3s, 2026		362,579	304,380
Ser. 95-4, Class B1, 7.3s, 2025		371,800	335,116
Ser. 96-10, Class M1, 7.24s, 2028		41,000	29,750
Ser. 97-6, Class M1, 7.21s, 2029		1,087,000	809,928
Ser. 98-2, Class A6, 6.81s, 2027		399,822	390,744
Ser. 99-3, Class A7, 6.74s, 2031		733,000	687,183

ASSET-BACKED		Principal
SECURITIES (13.8%)* cont.		amount	Value

Green Tree Financial Corp.
FRN 6.53s, 2030		$183,816	$170,366
Ser. 99-2, Class A7, 6.44s, 2030		45,712	39,236
Ser. 99-1, Class A6, 6.37s, 2025		18,000	17,411
Ser. 98-4, Class A5, 6.18s, 2030		463,821	424,241
Ser. 99-1, Class A5, 6.11s, 2023		223,975	221,804

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		1,660,683	1,424,406
Ser. 99-5, Class M1A, 8.3s, 2026		157,000	143,255
Ser. 99-5, Class A4, 7.59s, 2028		44,639	43,746

GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011		365,777	342,002

GSAMP Trust FRB Ser. 06-HE5,
Class A2C, 3.357s, 2036		526,000	322,280

Guggenheim Structured
Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 5.207s,
2030 (Cayman Islands)		379,000	165,547
FRB Ser. 05-1A, Class E, 5.007s,
2030 (Cayman Islands)		83,828	56,165

Home Equity Asset Trust FRB
Ser. 06-1, Class 2A4, 3.537s, 2036		122,000	75,030

JPMorgan Mortgage
Acquisition Corp. FRB
Ser. 06-FRE1, Class A4, 3.497s, 2035		103,000	63,088

Lehman ABS Manufactured Housing
Contract Ser. 01-B, Class A4,
5.27s, 2018		1,182,036	1,004,354

Lehman XS Trust FRB Ser. 07-6,
Class 2A1, 3.417s, 2037		1,194,566	772,659

LNR CDO, Ltd. 144A FRB Ser. 02-1A,
Class FFL, 5.926s, 2037
(Cayman Islands)		1,260,000	567,000

Local Insight Media Finance, LLC
Ser. 07-1W, Class A1, 5.53s, 2012 F		1,715,324	1,368,023

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4,
3.827s, 2035		255,000	79,050
FRB Ser. 06-4, Class 2A4, 3
.467s, 2036		117,000	56,429
FRB Ser. 06-1, Class 2A3,
3.397s, 2036		161,000	120,750

Lothian Mortgages PLC 144A FRB
Ser. 3A, Class D, 6.597s, 2039
(United Kingdom)	GBP	900,000	1,478,351

Madison Avenue Manufactured
Housing Contract FRB Ser. 02-A,
Class B1, 6.457s, 2032		$1,046,356	741,093

MASTR Asset Backed Securities
Trust FRB Ser. 06-FRE2, Class A4,
3.357s, 2036		61,000	40,528

Mid-State Trust Ser. 11, Class B,
8.221s, 2038		112,436	85,204

Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3,
6.407s, 2034		69,835	13,967
FRB Ser. 05-HE2, Class M5,
3.887s, 2035		160,000	28,800
FRB Ser. 05-HE1, Class M3,
3.727s, 2034		160,000	57,600
FRB Ser. 06-NC4, Class M2,
3.507s, 2036		223,000	17,840

ASSET-BACKED	Principal
SECURITIES (13.8%)* cont.	amount	Value

Navistar Financial Corp.
Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	$72,629	$65,102
Ser. 04-B, Class C, 3.93s, 2012	44,238	39,024

New Century Home Equity Loan Trust
FRB Ser. 03-4, Class M3, 5.257s, 2033	13,595	544

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C,
3.367s, 2036	146,000	120,450
FRB Ser. 06-2, Class A2C,
3.357s, 2036	146,000	101,762

Oakwood Mortgage
Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	1,008,054	565,663
Ser. 99-D, Class A1, 7.84s, 2029	885,433	717,201
Ser. 00-A, Class A2, 7.765s, 2017	127,879	99,259
Ser. 95-B, Class B1, 7.55s, 2021	350,897	222,942
Ser. 00-D, Class A4, 7.4s, 2030	1,022,000	630,778
Ser. 02-B, Class A4, 7.09s, 2032	369,919	322,237
Ser. 99-B, Class A4, 6.99s, 2026	928,948	737,749
Ser. 00-D, Class A3, 6.99s, 2022	310,700	309,065
6.97s, 2032	54,122	46,258
Ser. 01-D, Class A4, 6.93s, 2031	682,742	463,653
Ser. 01-E, Class A4, 6.81s, 2031	892,547	706,992
Ser. 99-B, Class A3, 6.45s, 2017	221,305	188,002
Ser. 01-C, Class A2, 5.92s, 2017	909,648	462,762
Ser. 02-C, Class A1, 5.41s, 2032	1,127,522	896,154
Ser. 01-D, Class A2, 5.26s, 2019	136,471	85,444
Ser. 01-E, Class A2, 5.05s, 2019	947,778	590,917
Ser. 02-A, Class A2, 5.01s, 2020	238,000	193,255

Oakwood Mortgage
Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	176,355	143,639
FRB Ser. 01-B, Class A2, 2.863s, 2018	47,612	36,262

Ocean Star PLC 144A FRB Ser. 05-A,
Class E, 7.404s, 2012 (Ireland)	238,000	179,976

Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 5.707s, 2035	509,000	13,998

Park Place Securities, Inc.
FRB Ser. 05-WCH1, Class M4,
4.037s, 2036	104,000	10,400
FRB Ser. 04-MCW1, Class A2,
3.587s, 2034	109,631	96,328

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1,
Class 1A2, 3.337s, 2036	225,000	126,000

Residential Asset Mortgage
Products, Inc.
FRB Ser. 06-NC3, Class A2,
3.397s, 2036	155,711	127,496
FRB Ser. 07-RZ1, Class A2,
3.367s, 2037	176,000	135,080

Residential Asset
Securities Corp.
FRB Ser. 05-EMX1, Class M2,
3.937s, 2035	362,000	130,320
Ser. 01-KS3, Class AII, 3.667s, 2031 F	1,482,241	1,217,222

Residential Asset Securities Corp.
144A FRB Ser. 05-KS10, Class B,
5.957s, 2035	385,641	3,856

ASSET-BACKED	Principal
SECURITIES (13.8%)* cont.	amount	Value

Securitized Asset Backed
Receivables, LLC
FRB Ser. 05-HE1, Class M2,
3.857s, 2035	$160,000	$36,800
FRB Ser. 07-NC2, Class A2B,
3.347s, 2037	165,000	96,525

SG Mortgage Securities Trust FRB
Ser. 06-OPT2, Class A3D, PO,
3.417s, 2036	246,000	105,780

Soundview Home Equity
Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
3.377s, 2036	117,000	93,289
FRB Ser. 06-3, Class A3, 3.367s, 2036	529,000	423,888

Soundview Home Equity Loan Trust
144A FRB Ser. 05-4, Class M10,
5.707s, 2036	392,000	9,800

South Coast Funding 144A FRB
Ser. 3A, Class A2, 4.003s, 2038
(Cayman Islands)	140,000	700

Structured Asset Investment Loan
Trust FRB Ser. 06-BNC2, Class A6,
3.467s, 2036	117,000	22,820

Structured Asset Investment Loan
Trust 144A FRB Ser. 05-HE3,
Class M11, 5.707s, 2035	31,494	151

Structured Asset Receivables Trust
144A FRB Ser. 05-1, 3.286s, 2015 F	1,756,006	1,568,054

TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038	467,000	194,081

TIAA Real Estate CDO, Ltd. 144A
Ser. 02-1A, Class IV, 6.84s, 2037	390,000	245,981

Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3, 3.7s,
2044 (United Kingdom)	256,909	204,425

Total asset-backed securities (cost $66,085,118)		$53,919,123

	Principal
SENIOR LOANS (13.2%)* [c]	amount	Value

Basic Materials (1.4%)
Aleris International, Inc. bank
term loan FRN Ser. B, 5 1/4s, 2013	$409,804	$326,477

Domtar Corp. bank term loan FRN
4.804s, 2014 (Canada)	308,000	281,307

Georgia-Pacific, LLC bank term
loan FRN Ser. B, 4.544s, 2013	995,258	876,346

Georgia-Pacific, LLC bank term
loan FRN Ser. B2, 4.299s, 2012	284,178	250,224

Graphic Packaging Corp. bank term
loan FRN Ser. C, 5.981s, 2014	325,199	289,753

Hexion Specialty Chemicals, Inc.
bank term loan FRN Ser. C,
6.063s, 2013	19,750	15,010

Huntsman International, LLC bank
term loan FRN Ser. B, 5.459s, 2012	1,420,000	1,238,950

Momentive Performance
Materials, Inc. bank term loan
FRN 6s, 2013	402,625	348,875

NewPage Holding Corp. bank term
loan FRN 7s, 2014	337,450	305,498

Novelis, Inc. bank term loan FRN
Ser. B, 4.81s, 2014	230,484	200,060

	Principal
SENIOR LOANS (13.2%)* [c] cont.	amount	Value

Basic Materials cont.
Novelis, Inc. bank term loan FRN
Ser. B, 4.81s, 2014	$507,066	$440,133

Rockwood Specialties Group, Inc.
bank term loan FRN Ser. E,
4.299s, 2012	864,675	778,568

		5,351,201
Capital Goods (1.1%)
Allied Waste Industries, Inc. bank
term loan FRN 6.82s, 2012	340,023	326,665

Allied Waste Industries, Inc. bank
term loan FRN 5.471s, 2012	475,803	457,111

Berry Plastics Holding Corp. bank
term loan FRN 4.798s, 2015	147,750	119,160

Graham Packaging Co., LP bank term
loan FRN 5.059s, 2011	98,500	87,665

Hawker Beechcraft
Acquisition Co., LLC bank term
loan FRN 2.601s, 2014	51,780	45,067

Hawker Beechcraft
Acquisition Co., LLC bank term
loan FRN Ser. B, 5.762s, 2014	973,991	847,720

Hexcel Corp. bank term loan FRN
Ser. B, 4.938s, 2012	259,418	249,042

Manitowoc Co., Inc. (The) bank
term loan FRN Ser. B, 6 1/2s, 2014 U	575,000	546,538

Mueller Water Products, Inc. bank
term loan FRN Ser. B, 4.908s, 2014	354,257	314,108

Polypore, Inc. bank term loan FRN
Ser. B, 6.03s, 2014	312,105	287,136

Sensata Technologies BV bank term
loan FRN 4.543s, 2013 (Netherlands)	278,249	231,468

Sequa Corp. bank term loan FRN
6.812s, 2014	434,094	378,205

Transdigm, Inc. bank term loan FRN
5.21s, 2013	435,000	399,113

Wesco Aircraft Hardware Corp. bank
term loan FRN 5.96s, 2013	210,000	189,394

		4,478,392
Communication Services (1.2%)
Alltel Communications, Inc. bank
term loan FRN Ser. B2, 5.316s, 2015	624,844	600,534

Alltel Communications, Inc. bank
term loan FRN Ser. B3, 4.997s, 2015	651,359	630,597

Cricket Communications, Inc. bank
term loan FRN Ser. B, 7.262s, 2013	34,734	32,979

Crown Castle International Corp.
bank term loan FRN 5.376s, 2014	104,207	90,816

Fairpoint Communications, Inc.
bank term loan FRN Ser. B,
5 3/4s, 2015	480,000	393,000

Intelsat Corp. bank term loan FRN
Ser. B2, 5.288s, 2011	266,119	240,394

Intelsat Corp. bank term loan FRN
Ser. B2-A, 5.288s, 2013	266,199	240,466

Intelsat Corp. bank term loan FRN
Ser. B2-C, 5.288s, 2013	266,119	240,394

Intelsat, Ltd. bank term loan FRN
6.883s, 2014 (Bermuda)	460,000	391,000

Intelsat, Ltd. bank term loan FRN
Ser. B, 5.288s, 2013 (Bermuda)	589,500	533,498

	Principal
SENIOR LOANS (13.2%)* [c] cont.	amount	Value

Communication Services cont.
Level 3 Communications, Inc. bank
term loan FRN 4.952s, 2014	$210,000	$175,875

MetroPCS Wireless, Inc. bank term
loan FRN 5.4s, 2013	453,405	402,559

PAETEC Holding Corp. bank term
loan FRN 4.969s, 2013	69,650	58,158

PAETEC Holding Corp. bank term
loan FRN Ser. B1, 6.204s, 2013	204,257	170,555

Time Warner Telecom, Inc. bank
term loan FRN Ser. B, 5.71s, 2013	316,772	298,821

West Corp. bank term loan FRN
5.813s, 2013	208,939	160,361

		4,660,007
Consumer Cyclicals (2.8%)
Allison Transmission bank term
loan FRN Ser. B, 5.377s, 2014	439,881	361,802

Aramark Corp. bank term loan FRN
2.025s, 2014	12,544	10,823

Aramark Corp. bank term loan FRN
Ser. B, 5.637s, 2014	197,456	170,360

CCM Merger, Inc. bank term loan
FRN Ser. B, 5.284s, 2012	107,996	89,637

Cenveo, Inc. bank term loan FRN
Ser. C, 4.954s, 2014	238,394	206,211

Cenveo, Inc. bank term loan FRN
Ser. DD, 4.954s, 2014	7,944	6,871

Cooper-Standard Automotive, Inc.
bank term loan FRN Ser. B,
6.313s, 2012	221,773	188,507

Cooper-Standard Automotive, Inc.
bank term loan FRN Ser. C,
6.313s, 2012	554,121	471,003

Dana Corp. bank term loan FRN
6.771s, 2015	491,288	416,059

Dex Media West, LLC/Dex Media
Finance Co. bank term loan FRN
Ser. B, 7.405s, 2014	250,000	215,000

GateHouse Media, Inc. bank term
loan FRN Ser. B, 5.07s, 2014	220,000	101,200

GateHouse Media, Inc. bank term
loan FRN Ser. B, 4.81s, 2014	513,424	236,175

GateHouse Media, Inc. bank term
loan FRN Ser. DD, 4.801s, 2014	191,576	88,125

Golden Nugget, Inc. bank term loan
FRN Ser. B, 5.43s, 2014	101,818	79,418

Golden Nugget, Inc. bank term loan
FRN Ser. DD, 4.84s, 2014 U	58,182	45,382

Goodman Global Holdings, Inc. bank
term loan FRN Ser. B, 7.708s, 2011	898,895	879,809

Goodyear Tire & Rubber Co. (The)
bank term loan FRN 4.54s, 2010	1,760,000	1,482,800

Harrah’s Operating Co., Inc. bank
term loan FRN Ser. B2, 5.805s, 2015	208,950	167,891

Isle of Capri Casinos, Inc. bank
term loan FRN 5.512s, 2014	207,181	165,055

Isle of Capri Casinos, Inc. bank
term loan FRN Ser. A, 5.512s, 2014	62,469	49,767

Isle of Capri Casinos, Inc. bank
term loan FRN Ser. B, 5.512s, 2014	82,873	66,022

	Principal
SENIOR LOANS (13.2%)* [c] cont.	amount	Value

Consumer Cyclicals cont.
Lear Corp bank term loan FRN
6.045s, 2013	$985,453	$757,978

Michaels Stores, Inc. bank term
loan FRN Ser. B, 4.863s, 2013	325,854	237,990

National Bedding Co. bank term
loan FRN 5.353s, 2011	90,540	69,263

Navistar Financial Corp. bank term
loan FRN 5.695s, 2012	218,667	187,325

Navistar International Corp. bank
term loan FRN 6.191s, 2012	601,333	515,142

Neiman Marcus Group, Inc. (The)
bank term loan FRN Ser. B,
4.565s, 2013	464,285	399,671

Reader’s Digest Association, Inc.
(The) bank term loan FRN Ser. B,
4.706s, 2014	418,625	297,224

Realogy Corp. bank term loan FRN
2.3s, 2013 R	213,150	157,598

Realogy Corp. bank term loan FRN
Ser. B, 5.57s, 2013 R	791,700	585,363

Tribune Co. bank term loan FRN
Ser. B, 5.786s, 2014	948,000	495,330

Tropicana Entertainment bank term
loan FRN Ser. B, 6 1/4s, 2011	695,000	463,913

TRW Automotive, Inc. bank term
loan FRN Ser. B, 4.471s, 2014	183,150	171,245

United Components, Inc. bank term
loan FRN Ser. D, 4.81s, 2012	388,444	357,369

Visant Holding Corp. bank term
loan FRN Ser. C, 5.171s, 2010	363,793	348,029

Visteon Corp. bank term loan FRN
Ser. B, 5.47s, 2013	866,000	498,816

Visteon Corp. bank term loan FRN
Ser. B1, 6.1s, 2013	34,000	19,584

Yankee Candle Co., Inc. bank term
loan FRN 5.764s, 2014	124,000	101,577

		11,161,334
Consumer Staples (3.3%)
Affinion Group, Inc. bank term
loan FRN Ser. B, 5.345s, 2013	902,719	825,988

Cablevision Systems Corp. bank
term loan FRN 4.569s, 2013	934,784	818,938

Cebridge Connections, Inc. bank
term loan FRN Ser. B, 4.792s, 2013	689,500	596,202

Charter Communications
Operating, LLC bank term loan FRN
8.77s, 2014	228,850	213,076

Charter Communications, Inc. bank
term loan FRN 6.262s, 2014	200,000	144,000

Charter Communications, Inc. bank
term loan FRN 4.8s, 2014	2,184,830	1,729,658

Cinemark USA, Inc. bank term loan
FRN 4.615s, 2013	514,548	439,938

Citadel Communications bank term
loan FRN Ser. B, 4.277s, 2014	425,000	310,250

Dean Foods Co. bank term loan FRN
Ser. B, 5.269s, 2014	738,750	647,145

DirecTV Holdings, LLC bank term
loan FRN 5.601s, 2013	279,300	264,357

	Principal
SENIOR LOANS (13.2%)* [c] cont.	amount	Value

Consumer Staples cont.
Idearc, Inc. bank term loan FRN
Ser. B, 5.767s, 2014	$1,413,082	$818,175

Insight Midwest, LP bank term loan
FRN Ser. B, 4.49s, 2014	130,326	118,661

Jarden Corp. bank term loan FRN
Ser. B1, 5.512s, 2012	270,781	235,918

Jarden Corp. bank term loan FRN
Ser. B2, 5.512s, 2012	123,092	107,244

Mediacom Communications Corp. bank
term loan FRN Ser. C, 4.744s, 2015	816,393	716,385

Mediacom Communications Corp. bank
term loan FRN Ser. D2, 4.744s, 2015	117,900	102,720

MGM Studios, Inc. bank term loan
FRN Ser. B, 6.051s, 2011	879,750	616,705

Pinnacle Foods Holding Corp. bank
term loan FRN Ser. B, 5.44s, 2014	504,667	417,192

R.H. Donnelley, Inc. bank term
loan FRN 6.828s, 2011	518,790	452,385

R.H. Donnelley, Inc. bank term
loan FRN Ser. D1, 6.826s, 2011	289,569	254,531

Rental Service Corp. bank term
loan FRN 6.3s, 2013	445,000	347,100

Rite-Aid Corp. bank term loan FRN
Ser. B, 5.014s, 2014	99,500	80,098

Six Flags Theme Parks bank term
loan FRN 5.603s, 2015	642,863	515,254

Spectrum Brands, Inc. bank term
loan FRN 2.336s, 2013	30,543	22,296

Spectrum Brands, Inc. bank term
loan FRN Ser. B1, 6.732s, 2013	529,867	386,803

Ticketmaster bank term loan FRN
Ser. B, 6.64s, 2014	305,000	286,700

Universal City Development
Partners bank term loan FRN
Ser. B, 5.921s, 2011	969,872	931,077

Univision Communications, Inc.
bank term loan FRN Ser. B,
5.121s, 2014	285,000	182,400

VNU Group BV bank term loan FRN
Ser. B, 4.803s, 2013 (Netherlands)	208,406	179,333

Warner Music Group bank term loan
FRN Ser. B, 5.073s, 2011	150,741	134,914

Young Broadcasting, Inc. bank term
loan FRN Ser. B, 5.32s, 2012	262,508	198,194

		13,093,637
Energy (0.5%)
CR Gas Storage bank term loan FRN
4.847s, 2013	50,048	44,731

CR Gas Storage bank term loan FRN
4.843s, 2013	20,727	18,524

CR Gas Storage bank term loan FRN
Ser. B, 4.847s, 2013	309,195	276,343

CR Gas Storage bank term loan FRN
Ser. DD, 4.844s, 2013	33,902	30,300

Enterprise GP Holdings, LP bank
term loan FRN 4.916s, 2014	105,000	97,125

EPCO Holding, Inc. bank term loan
FRN Ser. A, 4.563s, 2012	220,000	209,275

Hercules Offshore, Inc. bank term
loan FRN Ser. B, 4.55s, 2013	244,350	231,318

	Principal
SENIOR LOANS (13.2%)* [c] cont.	amount	Value

Energy cont.
MEG Energy Corp. bank term loan
FRN 5.76s, 2013 (Canada)	$97,500	$90,675

MEG Energy Corp. bank term loan
FRN Ser. DD, 5.76s, 2013 (Canada)	99,375	92,419

Petroleum Geo-Services ASA bank
term loan FRN 5.51s, 2015 (Norway)	143,000	137,101

Quicksilver Resources, Inc. bank
term loan FRN 8.204s, 2013	279,300	266,732

Targa Resources, Inc. bank term
loan FRN 5.97s, 2012	269,428	241,138

Targa Resources, Inc. bank term
loan FRN 3.637s, 2012	153,871	137,715

		1,873,396
Financial (0.1%)
General Growth Properties, Inc.
bank term loan FRN Ser. A,
3.64s, 2010 R	100,000	78,700

Hub International, Ltd. bank term
loan FRN Ser. B, 5.301s, 2014	141,544	122,259

Hub International, Ltd. bank term
loan FRN Ser. DD, 5.568s, 2014	31,814	27,479

Nuveen Investments, Inc. bank term
loan FRN Ser. B, 6.726s, 2014	358,200	304,470

		532,908
Health Care (0.9%)
Community Health Systems, Inc.
bank term loan FRN Ser. B,
5.277s, 2014	585,226	512,072

Community Health Systems, Inc.
bank term loan FRN Ser. DD,
0 1/2s, 2014 U	30,270	26,486

Davita, Inc. bank term loan FRN
Ser. B, 5.22s, 2012	300,000	269,550

Health Management Associates, Inc.
bank term loan FRN 5.512s, 2014	1,325,909	1,112,659

Healthsouth Corp. bank term loan
FRN Ser. B, 4.994s, 2013	365,396	327,943

Hologic, Inc. bank term loan FRN
Ser. B, 6s, 2013	189,197	185,413

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
8.043s, 2014	366,949	311,907

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
7.62s, 2014	32,503	28,819

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
Ser. B, 5.704s, 2014	351,366	311,545

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
Ser. DD, 5.704s, 2014	121,580	107,801

LifePoint, Inc. bank term loan FRN
Ser. B, 4.435s, 2012	232,437	210,355

Sun Healthcare Group, Inc. bank
term loan FRN 2.701s, 2014	35,012	31,511

Sun Healthcare Group, Inc. bank
term loan FRN Ser. B, 4.804s, 2014	108,913	98,022

Sun Healthcare Group, Inc. bank
term loan FRN Ser. DD, 5.422s, 2014	21,195	19,076

		3,553,159

	Principal
SENIOR LOANS (13.2%)* [c] cont.	amount	Value

Technology (0.7%)
Activant Solutions Holdings, Inc.
bank term loan FRN Ser. B,
4.804s, 2013	$173,827	$139,931

Compucom Systems, Inc. bank term
loan FRN 7.21s, 2014	202,950	184,685

First Data Corp. bank term loan
FRN Ser. B1, 5.963s, 2014	390,579	331,992

First Data Corp. bank term loan
FRN Ser. B3, 5.982s, 2014	292,597	249,805

Flextronics International, Ltd.
bank term loan FRN Ser. B,
6.066s, 2014 (Singapore)	605,203	512,532

Flextronics International, Ltd.
bank term loan FRN Ser. B,
5.041s, 2014 (Singapore)	173,909	147,279

Freescale Semiconductor, Inc. bank
term loan FRN Ser. B, 5.47s, 2013	137,947	111,047

JDA Software Group, Inc. bank term
loan FRN Ser. B, 5.034s, 2013	23,118	22,194

Sabre Holdings Corp. bank term
loan FRN 4.666s, 2014	291,542	195,750

SunGard Data Systems, Inc. bank
term loan FRN 4.553s, 2014	799,939	693,447

Travelport bank term loan FRN
6.262s, 2013	6,335	5,036

Travelport bank term loan FRN
Ser. B, 6.012s, 2013	115,464	91,794

Travelport bank term loan FRN
Ser. DD, 5.954s, 2013	125,157	100,689

		2,786,181
Transportation (0.4%)
Ceva Group PLC bank term loan FRN
7.736s, 2015 (Netherlands)	1,810,000	1,285,100

Delta Airlines, Inc. bank term
loan FRN 5.64s, 2012	2,250	1,778

UAL Corp. bank term loan FRN
Ser. B, 5.457s, 2014	128,867	78,179

		1,365,057
Utilities & Power (0.8%)
Dynegy Holdings, Inc. bank term
loan FRN 5.21s, 2013	765,000	650,250

Energy Future Holdings Corp. bank
term loan FRN Ser. B2, 6.228s, 2014	688,571	580,982

Energy Future Holdings Corp. bank
term loan FRN Ser. B3, 6.28s, 2014	638,550	537,408

NRG Energy, Inc. bank term loan
FRN 7.84s, 2014 U	180,000	166,500

NRG Energy, Inc. bank term loan
FRN 5.262s, 2014	585,047	512,566

NRG Energy, Inc. bank term loan
FRN 4.451s, 2014	287,427	251,818

Reliant Energy, Inc. bank term
loan FRN 3.6s, 2014	450,000	372,000

		3,071,524

Total senior loans (cost $60,459,686)		$51,926,796

FOREIGN GOVERNMENT BONDS		Principal
AND NOTES (11.2%)*		amount	Value

Argentina (Republic of) bonds 7s, 2013		$47,000	$32,383

Argentina (Republic of) bonds
Ser. $V, 10 1/2s, 2012	ARS	2,039,000	405,251

Argentina (Republic of) bonds FRB
zero %, 2013		$1,431,000	622,485

Argentina (Republic of) sr. unsec.
unsub. bonds 7s, 2015		653,000	364,048

Argentina (Republic of) sr. unsec.
unsub. bonds FRB 3.127s, 2012		10,819,000	3,921,888

Brazil (Federal Republic of)
bonds 6s, 2017		790,000	766,300

Brazil (Federal Republic of)
notes zero %, 2017	BRL	3,390	1,477,290

Brazil (Federal Republic of)
notes zero %, 2012	BRL	657	314,196

Colombia (Republic of) notes
10s, 2012 S		$3,497,000	3,881,670

Ecuador (Republic of)
bonds Ser. REGS, 12s, 2012		1,645,056	1,505,226

Ecuador (Republic of) 144A unsec.
bonds 12s, 2012		465,120	425,585

Ecuador (Republic of) regs
notes 9 3/8s, 2015		125,000	106,250

Ghana (Republic of) bonds 8 1/2s, 2017		285,000	255,788

Indonesia (Republic of) 144A
sr. unsec. bonds 6 3/4s, 2014		1,590,000	1,518,450

Japan (Government of) CPI Linked
bonds Ser. 12, 1.2s, 2017	JPY	380,825,600	3,406,369

Japan (Government of) CPI Linked
bonds Ser. 8, 1s, 2016	JPY	1,784,316,600	15,901,437

Mexican (Government of)
bonds Ser. M 10, 8s, 2015	MXN	17,460,000	1,563,436

Spain (Government of) bonds 5.4s,
2011	EUR	1,000,000	1,456,848

Turkey (Republic of) bonds 16s,
2012	TRL	1,395,000	1,023,219

Ukraine (Government of) 144A
bonds 6 3/4s, 2017		$795,000	612,150

Ukraine (Government of) 144A
sr. unsub. 6.58s, 2016		600,000	483,750

Venezuela (Republic of)
notes 10 3/4s, 2013		2,485,000	2,261,350

Venezuela (Republic of) unsec.
note FRN Ser. REGS, 3.791s, 2011		770,000	619,850

Venezuela (Republic of)
unsub. bonds 5 3/8s, 2010		945,000	833,963

Total foreign government bonds and notes
(cost $44,847,774)			$43,759,182

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (10.5%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.5%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from
August 20, 2037 to October 20, 2037	$1,774,071	$1,818,769

		1,818,769
U.S. Government Agency Mortgage Obligations (10.0%)
Federal Home Loan Mortgage
Corporation Pass-Through
Certificates 6s, July 1, 2021	$47,948	$48,847

Federal National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from
March 1, 2036 to December 1, 2036	1,421,715	1,459,201
6s, with due dates from
August 1, 2037 to September 1, 2037	4,263,677	4,324,485

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (10.5%)* cont.	amount	Value

Federal National Mortgage Association
Pass-Through Certificates
6s, May 1, 2021	$3,753,072	$3,829,893
6s, TBA, October 1, 2038	16,000,000	16,192,499
5 1/2s, with due dates from
May 1, 2037 to December 1, 2037	6,594,220	6,575,416
5 1/2s, with due dates from
March 1, 2020 to January 1, 2021	1,435,026	1,449,081
5 1/2s, TBA, October 1, 2038	3,000,000	2,987,813
5s, May 1, 2021	85,374	84,904
4 1/2s, with due dates from
August 1, 2033 to June 1, 2034	2,506,291	2,371,871

		39,324,010

Total U.S. government and agency mortgage obligations
(cost $40,896,316)		$41,142,779

PURCHASED OPTIONS OUTSTANDING (2.0%)*	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a fixed rate of 5.355% versus the three month USD-LIBOR-BBA
maturing on November 12, 2019.	Nov-09/5.355	$18,927,000	$1,336,814

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 5.355% versus the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355	18,927,000	1,336,814

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 5.355% versus the three month USD-LIBOR-BBA
maturing on November 12, 2019.	Nov-09/5.355	18,927,000	382,640

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a fixed rate of 4.83% versus the three month USD-LIBOR-BBA maturing on
November 10, 2018.	Nov-08/4.83	34,218,000	1,150,751

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	18,927,000	407,498

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed rate of 4.83% versus the three month USD-LIBOR-BBA maturing
on November 10, 2018.	Nov-08/4.83	34,218,000	265,532

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a fixed rate of 5.03% versus the three month USD-LIBOR-BBA
maturing on February 16, 2020.	Feb-10/5.03	32,120,000	1,767,564

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed rate of 5.03% versus the three month USD-LIBOR-BBA maturing on
February 16, 2020.	Feb-10/5.03	32,120,000	1,126,448

Total purchased options outstandings (cost $6,918,548)			$7,774,061

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

General Cable Corp. cv. company guaranty sr. unsec. notes 1s, 2012	$444,000	$341,880

Total convertible bonds and notes (cost $356,183)		$341,880

COMMON STOCKS (—%)*	Shares	Value

AboveNet, Inc. †	307	$17,806

Bohai Bay Litigation, LLC (Units) F	991	14,017

VFB LLC (acquired 10/27/00, cost $594,553) F ‡ †	948,004	19,610

Total common stocks (cost $605,468)		$51,433

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

Emmis Communications Corp. Ser. A,$3.125 cum. cv. pfd.	2,393	$40,681

Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd. (In default) †	667	667

Total convertible preferred stocks (cost $738,520)		$41,348

WARRANTS (—%)* †	Expiration date	Strike Price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	118	$3,658

Dayton Superior Corp. 144A F	6/15/09	.01	1,020	1,837

New ASAT Finance, Ltd. (Cayman Islands) F	2/01/11	.01	3,380	10

Smurfit Kappa Group PLC 144A (Ireland)	10/01/13	EUR .001	508	11,375

Total warrants (cost $38,587)				$16,880

SHORT-TERM INVESTMENTS (7.8%)*		Principal amount/shares	Value

Short-term investments held as collateral for loaned securities with yields ranging from 0.50%
to 3.01% and due dates ranging from October 1, 2008 to November 10, 2008 [d]		$1,183,294	$1,182,030

U.S. Treasury Bills for an effective yield of 0.199%, maturity date October 9, 2008 #		7,300,000	7,299,676

Federated Prime Obligations Fund		21,304,670	21,304,670

Egypt Treasury Bill for an effective yield of 10.58%, maturity date December 2, 2008	EGP	4,500,000	810,157

Total short-term investments (cost $30,596,533)			$30,596,533

TOTAL INVESTMENTS

Total investments (cost $522,039,224)			$482,960,023

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
SEK	Swedish Krona
TRL	Turkish Lira
ZAR	South African Rand

* Percentages indicated are based on net assets of $391,973,353.

  † Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

  ‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2008 was $19,610 or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2008.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at September 30, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d See Note 1 to the financial statements.

F Is valued at fair value following procedures approved by the Trustees.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at September 30, 2008.

U These securities, in part or in entirety, represent unfunded loan commitments (Note 7).

At September 30, 2008, liquid assets totaling $15,691,457 have been designated as collateral for open forward commitments, swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at September 30, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2008.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at September 30, 2008 (as a percentage of Portfolio Value):

United States	83.2%	Cayman Islands	0.7%	Turkey	0.2%

Japan	4.0	Brazil	0.5	Singapore	0.1

United Kingdom	2.6	Ireland	0.5	France	0.1

Luxembourg	1.4	Ecuador	0.4	Jamaica	0.1

Argentina	1.1	Mexico	0.4	Ghana	0.1

Canada	1.0	Indonesia	0.3	Other	0.2

Colombia	0.8	Spain	0.3	Total	100.0%

Venezuela	0.8	Bermuda	0.3

Netherlands	0.7	Ukraine	0.2

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/08		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $58,606,709)	Value	face value	date	(depreciation)

Australian Dollar	$9,051,639	$10,474,598	10/15/08	$(1,422,959)

Canadian Dollar	858,901	892,561	10/15/08	(33,660)

Danish Krone	255,145	257,369	12/17/08	(2,224)

Euro	15,527,187	15,803,520	12/17/08	(276,333)

Japanese Yen	2,530,652	2,456,216	11/19/08	74,436

Malaysian Ringgit	1,805,354	1,885,880	11/19/08	(80,526)

Mexican Peso	2,506	2,553	10/15/08	(47)

Norwegian Krone	9,407,597	9,907,661	12/17/08	(500,064)

Polish Zloty	4,486,977	4,384,763	12/17/08	102,214

South African Rand	1,196,652	1,342,391	10/15/08	(145,739)

Swedish Krona	1,924,840	1,978,738	12/17/08	(53,898)

Swiss Franc	9,157,697	9,220,459	12/17/08	(62,762)

Total				$(2,401,562)

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/08		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $60,628,924)	Value	face value	date	(depreciation)

Australian Dollar	$2,895,081	$3,002,247	10/15/08	$107,166

British Pound	15,011,737	14,856,723	12/17/08	(155,014)

Canadian Dollar	5,115,638	5,215,462	10/15/08	99,824

Euro	13,173,812	13,435,764	12/17/08	261,952

Hungarian Forint	3,557,372	3,538,549	12/17/08	(18,823)

Japanese Yen	2,164,093	2,148,865	11/19/08	(15,228)

Mexican Peso	1,585,329	1,646,937	10/15/08	61,608

Norwegian Krone	12,044,751	12,261,843	12/17/08	217,092

South African Rand	1,196,652	1,231,241	10/15/08	34,589

Swedish Krona	3,177,113	3,277,939	12/17/08	100,826

Swiss Franc	13,265	13,354	12/17/08	89

Total				$694,081

FUTURES CONTRACTS OUTSTANDING at 9/30/08				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 10 yr (Long)	2	$1,122,831	Dec-08	$3,026

Canadian Government Bond 10 yr (Long)	6	660,733	Dec-08	(8,822)

Euro-Bobl 5 yr (Long)	197	30,434,469	Dec-08	293,456

Euro-Bund 10 yr (Short)	27	4,374,812	Dec-08	(100,324)

Euro-Dollar 90 day (Long)	19	4,585,888	Dec-08	(13,022)

Euro-Dollar 90 day (Short)	125	30,300,000	Jun-09	64,948

Euro-Dollar 90 day (Short)	227	54,976,563	Sep-09	54,221

Euro-Dollar 90 day (Short)	617	148,943,800	Dec-09	344,897

Euro-Dollar 90 day (Short)	21	5,061,000	Mar-10	(4,182)

Euro-Schatz 2 yr (Short)	217	31,894,113	Dec-08	(263,471)

Japanese Government Bond 10 yr (Short)	17	21,991,911	Dec-08	51,941

Sterling Interest Rate 90 day (Long)	84	17,784,223	Jun-09	39,133

Sterling Interest Rate 90 day (Long)	59	12,501,791	Sep-09	50,357

U.K. Gilt 10 yr (Long)	7	1,395,976	Dec-08	1,656

U.S. Treasury Bond 20 yr (Long)	1553	181,967,922	Dec-08	252,432

U.S. Treasury Note 2 yr (Short)	3905	833,473,438	Dec-08	(5,512,281)

U.S. Treasury Note 5 yr (Short)	2333	261,842,797	Dec-08	(1,365,383)

U.S. Treasury Note 10 yr (Long)	39	4,470,375	Dec-08	(38,060)

Total				$(6,149,478)

WRITTEN OPTIONS OUTSTANDING at 9/30/08 (premiums received $2,141,204)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 5.00% versus the three month USD-LIBOR-BBA
maturing on December 19, 2018.	$1,060,000	Dec-08/5.00	$50,657

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 5.00% versus the three month USD-LIBOR-BBA
maturing on December 19, 2018.	1,060,000	Dec-08/5.00	10,123

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 5.51% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	25,011,500	May-12/5.51	1,925,886

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 5.51% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	25,011,500	May-12/5.51	1,025,972

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 4.82% versus the three month USD-LIBOR-BBA
maturing on September 12, 2018.	1,469,000	Sept-13/4.82	55,602

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 4.82% versus the three month USD-LIBOR-BBA
maturing on September 12, 2018.	1,469,000	Sept-13/4.82	49,020

Total			$3,117,260

TBA SALE COMMITMENTS OUTSTANDING at 9/30/08 (proceeds receivable $11,189,844)	Principal	Settlement
Agency	amount	date	Value

FNMA, 6s, October 1, 2038	$8,000,000	10/14/08	$8,096,250

FNMA, 5 1/2s, October 1, 2038	3,000,000	10/14/08	2,987,813

Total			$11,084,063

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$4,400,000		$—	1/27/14	4.35%	3 month USD-LIBOR-BBA	$(56,126)

	16,800,000		—	3/30/09	3.075%	3 month USD-LIBOR-BBA	46,512

	32,178,000		—	5/23/10	3 month USD-LIBOR-BBA	3.155%	212,927

	23,500,000		—	7/18/13	4.14688%	3 month USD-LIBOR-BBA	(138,106)

	3,000,000		—	7/29/18	3 month USD-LIBOR-BBA	4.75%	75,315

	12,570,000		—	8/26/18	3 month USD-LIBOR-BBA	4.54375%	92,476

	20,480,000	E	—	8/28/28	5.3175%	3 month USD-LIBOR-BBA	(313,549)

	5,930,000	E	—	9/4/28	5.2375%	3 month USD-LIBOR-BBA	(67,923)

	215,046,000		—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	(412,715)

	18,200,000	E	—	9/17/28	3 month USD-LIBOR-BBA	4.9775%	(29,848)

	12,570,000	E	—	9/18/28	3 month USD-LIBOR-BBA	4.765%	(153,103)

	7,133,000		—	9/18/38	4.36125%	3 month USD-LIBOR-BBA	369,373

	621,434,000		—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	(5,700,700)

	2,000,000		—	9/19/18	3 month USD-LIBOR-BBA	4.07%	(64,488)

	13,250,000		—	9/26/38	3 month USD-LIBOR-BBA	4.725%	125,309

	5,076,000		15,845	10/1/18	3 month USD-LIBOR-BBA	4.30%	(62,326)

	55,642,000		—	9/24/09	3 month USD-LIBOR-BBA	4.7375%	829,035

	10,000,000		—	9/1/15	3 month USD-LIBOR-BBA	4.53%	164,450

	11,889,000		—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(597,289)

Citibank, N.A.
JPY	1,134,000,000		—	9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(246,486)

	$42,130,000		—	9/29/13	5.078%	3 month USD-LIBOR-BBA	(1,835,298)

	28,000,000		—	7/21/18	4.80625%	3 month USD-LIBOR-BBA	(835,044)

MXN	33,510,000	F	—	7/18/13	1 month MXN-TIIE-BANXICO	9.175%	64,254

MXN	10,055,000	F	—	7/22/13	1 month MXN-TIIE-BANXICO	9.21%	20,538

CAD	3,400,000		—	8/8/18	4.119%	3 month CAD-BA-CDOR	12,842

AUD	9,435,000	E	—	8/13/18	6 month AUD-BBR-BBSW	6.67%	53,300

	$29,007,000		—	8/26/10	3 month USD-LIBOR-BBA	3.34125%	9,799

ZAR	17,770,000	F	—	8/27/13	9.86%	3 month ZAR-JIBAR-SAFEX	(13,193)

ZAR	8,885,000	F	—	9/2/13	9.97%	3 month ZAR-JIBAR-SAFEX	(11,750)

	$3,726,000		—	9/8/18	3 month USD-LIBOR-BBA	4.3152%	(42,855)

	49,031,000		—	9/10/10	3 month USD-LIBOR-BBA	3.1825%	(138,597)

AUD	3,800,000	E	—	9/11/18	6.1%	6 month AUD-BBR-BBSW	31,569

	$95,602,000		—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	(2,384,799)

	6,895,000		—	9/18/38	4.45155%	3 month USD-LIBOR-BBA	256,709

	302,431,000		—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	(2,432,285)

EUR	8,480,000		—	9/25/38	6 month EUR-EURIBOR-Reuters	4.9425%	736,691

	$24,650,000		—	7/27/09	5.504%	3 month USD-LIBOR-BBA	(549,090)

	54,651,000		—	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(2,168,024)

	14,112,000		—	11/9/09	4.387%	3 month USD-LIBOR-BBA	(363,724)

	14,501,000		—	11/9/17	5.0825%	3 month USD-LIBOR-BBA	(936,437)

	37,608,000		—	11/23/17	4.885%	3 month USD-LIBOR-BBA	(1,826,931)

Citibank, N.A., London
JPY	1,300,000,000		—	2/10/16	6 month JPY-LIBOR-BBA	1.755%	206,851

Credit Suisse International
CHF	4,730,000		—	3/13/18	6 month CHF-LIBOR-BBA	3.3175%	69,366

CHF	20,910,000		—	3/15/10	2.59%	6 month CHF-LIBOR-BBA	(237,001)

CHF	20,910,000		—	3/15/10	2.6625%	6 month CHF-LIBOR-BBA	(262,083)

CHF	4,730,000		—	3/14/18	6 month CHF-LIBOR-BBA	3.3%	62,486

	$563,000		—	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(24,265)

EUR	6,340,000	E	—	8/13/28	6 month EUR-EURIBOR-Reuters	5.22%	218,631

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$9,550,000	E	$—	8/13/28	5.46%	3 month USD-LIBOR-BBA	$(212,679)

	11,827,400		—	9/16/10	3.143%	3 month USD-LIBOR-BBA	42,991

	9,182,600		—	9/16/18	4.299%	3 month USD-LIBOR-BBA	119,495

	4,042,000		—	9/18/38	4.41338%	3 month USD-LIBOR-BBA	175,321

	124,287,000		—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	(1,013,499)

	3,709,000		—	9/19/13	3.635%	3 month USD-LIBOR-BBA	72,026

	13,961,000	F	—	9/23/10	3 month USD-LIBOR-BBA	3.32%	(21,088)

SEK	37,490,000		—	9/29/18	4.80%	3 month SEK-STIBOR-SIDE	(64,828)

EUR	3,880,000		—	9/29/18	6 month EUR-EURIBOR-Reuters	4.85%	61,979

SEK	9,372,500		—	9/30/18	4.76%	3 month SEK-STIBOR-SIDE	(11,921)

EUR	970,000		—	9/30/18	6 month EUR-EURIBOR-Reuters	4.81%	11,277

	$18,615,000	F	—	9/23/38	4.7375%	3 month USD-LIBOR-BBA	(183,389)

Deutsche Bank AG
	9,268,000		—	9/23/38	4.75%	3 month USD-LIBOR-BBA	(91,403)

EUR	9,268,000		—	9/24/38	6 month EUR-EURIBOR-Reuters	4.977%	877,977

ZAR	12,120,000		—	7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%	(44,965)

	$2,307,000		—	10/16/17	3 month USD-LIBOR-BBA	5.297%	189,679

	1,590,000		—	11/7/17	3 month USD-LIBOR-BBA	5.056%	99,174

Goldman Sachs International
SEK	88,030,000	E	—	3/2/11	3 month SEK-STIBOR-SIDE	4.2475%	(57,115)

SEK	21,090,000	E	—	3/4/19	4.80%	3 month SEK-STIBOR-SIDE	(45,866)

	$24,463,000		—	3/11/38	5.029%	3 month USD-LIBOR-BBA	(1,365,482)

EUR	23,940,000		—	3/26/10	6 month EUR-EURIBOR-Reuters	4.129%	474,770

GBP	19,950,000		—	3/29/10	6 month GBP-LIBOR-BBA	5.25%	(98,247)

GBP	4,830,000		—	3/27/18	5.0675%	6 month GBP-LIBOR-BBA	805

	$12,358,000		—	4/2/18	4.076%	3 month USD-LIBOR-BBA	215,009

	30,676,000		—	4/3/18	3 month USD-LIBOR-BBA	4.19%	(245,455)

CHF	31,980,000		—	4/5/10	2.89%	6 month CHF-LIBOR-BBA	(59,479)

CHF	7,290,000		—	4/3/18	6 month CHF-LIBOR-BBA	3.42%	54,836

	$120,229,000		—	4/8/10	3 month USD-LIBOR-BBA	2.64%	(526,739)

CHF	10,190,000		—	4/1/10	2.9%	6 month CHF-LIBOR-BBA	(12,935)

CHF	2,310,000		—	4/2/18	6 month CHF-LIBOR-BBA	3.44%	18,985

	$13,189,000		—	4/23/18	4.43%	3 month USD-LIBOR-BBA	(149,779)

	17,383,000		—	5/19/18	4.525%	3 month USD-LIBOR-BBA	(319,096)

	73,300,000		—	3/10/10	4.779%	3 month USD-LIBOR-BBA	(1,697,230)

JPY	3,156,260,000		—	5/7/10	6 month JPY-LIBOR-BBA	1.09125%	23,274

JPY	694,380,000	E	—	5/7/18	2.205%	6 month JPY-LIBOR-BBA	(55,253)

JPY	743,800,000		—	6/10/16	1.953%	6 month JPY-LIBOR-BBA	(222,246)

	$80,600,000	E	—	3/8/12	3 month USD-LIBOR-BBA	4.99%	1,062,962

	2,068,000		—	9/14/14	4.906%	3 month USD-LIBOR-BBA	(81,144)

	1,009,000		—	9/14/17	5.0625%	3 month USD-LIBOR-BBA	(49,428)

	48,973,100		—	9/19/09	3 month USD-LIBOR-BBA	4.763%	761,866

	93,857,600		—	9/21/09	3 month USD-LIBOR-BBA	4.60%	1,266,051

	26,170,900		—	9/21/17	5.149%	3 month USD-LIBOR-BBA	(1,417,319)

GBP	1,990,000	E	—	1/7/38	4.33625%	6 month GBP-LIBOR-BBA	(107,149)

JPMorgan Chase Bank, N.A.
	$112,807,000		—	4/27/09	5.034%	3 month USD-LIBOR-BBA	(2,870,709)

	—		—	2/5/18	3 month USD-LIBOR-BBA	4.28%	49,665

	4,665,000		—	3/7/18	4.45%	3 month USD-LIBOR-BBA	(7,579)

	17,121,000		—	3/12/18	3 month USD-LIBOR-BBA	4.4525%	30,546

	15,289,000		—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(788,508)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$84,261,000		$—	3/14/18	4.775%	3 month USD-LIBOR-BBA	$(2,249,722)

	35,403,000		—	3/20/13	3 month USD-LIBOR-BBA	3.145%	(1,241,041)

	69,999,000		—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	(979,894)

	8,000,000		—	3/6/16	3 month USD-LIBOR-BBA	5.176%	452,547

	26,533,000		—	4/8/13	3 month USD-LIBOR-BBA	3.58406%	(215,847)

	53,631,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	360,128

	18,000,000		—	6/13/13	4.47%	3 month USD-LIBOR-BBA	(561,370)

	12,060,000		—	10/10/13	5.054%	3 month USD-LIBOR-BBA	(726,301)

	16,780,000		—	10/10/13	5.09%	3 month USD-LIBOR-BBA	(1,043,800)

	2,000,000		—	6/27/18	3 month USD-LIBOR-BBA	4.8305%	79,647

	6,423,000		—	7/16/10	3 month USD-LIBOR-BBA	3.384%	7,715

	3,400,000		—	7/17/18	4.52%	3 month USD-LIBOR-BBA	(22,448)

	19,148,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	90,363

MXN	33,510,000	F	—	7/19/13	1 month MXN-TIIE-BANXICO	9.235%	71,609

	$49,717,000		—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	185,601

AUD	19,160,000	EF	—	8/6/18	6 month AUD-BBR-BBSW	6.865%	289,570

CAD	6,510,000		—	8/5/18	4.172%	6 month CAD-BA-CDOR	(771)

	$17,500,000	E	—	8/20/28	5.37%	3 month USD-LIBOR-BBA	(311,150)

ZAR	11,390,000	F	—	8/27/13	9.86%	3 month ZAR-JIBAR-SAFEX	(8,456)

AUD	9,435,000	EF	—	9/2/18	6.53%	6 month AUD-BBR-BBSW	(63,683)

ZAR	5,695,000	F	—	9/8/13	9.95%	3 month ZAR-JIBAR-SAFEX	(7,202)

ZAR	11,390,000	F	—	9/9/13	9.94%	3 month ZAR-JIBAR-SAFEX	(19,343)

	$17,500,000	E	—	9/17/28	3 month USD-LIBOR-BBA	4.9675%	(37,275)

JPY	8,737,320,000		—	9/18/15	6 month JPY-LIBOR-BBA	1.19%	(1,654,294)

JPY	32,620,000		—	9/18/38	2.17%	6 month JPY-LIBOR-BBA	8,658

	$17,560,000		—	9/23/38	4.70763%	3 month USD-LIBOR-BBA	(53,256)

	30,000,000		—	6/17/15	3 month USD-LIBOR-BBA	4.5505%	884,420

	8,700,000		—	8/13/12	3 month USD-LIBOR-BBA	5.2%	427,232

	3,583,000		—	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(238,730)

	1,255,000		—	8/29/17	5.263%	3 month USD-LIBOR-BBA	(81,076)

	19,633,000		—	9/11/27	5.27%	3 month USD-LIBOR-BBA	(1,515,121)

	22,964,000		—	5/4/16	5.62375%	3 month USD-LIBOR-BBA	(2,325,431)

JPY	7,460,000,000		—	6/6/13	1.83%	6 month JPY-LIBOR-BBA	(1,727,778)

	$93,857,600		—	9/21/09	3 month USD-LIBOR-BBA	4.6125%	1,277,607

	26,170,900		—	9/21/17	5.15%	3 month USD-LIBOR-BBA	(1,419,420)

	1,540,000		—	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(90,354)

	58,733,000		—	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(2,472,794)

	890,000		—	11/7/17	3 month USD-LIBOR-BBA	5.05771%	55,634

	14,112,000		—	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(366,002)

	14,501,000		—	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(944,523)

	84,001,000		—	11/30/17	4.705%	3 month USD-LIBOR-BBA	(2,836,562)

	33,996,000		—	12/11/17	3 month USD-LIBOR-BBA	4.65%	996,910

	16,700,000		—	8/4/16	3 month USD-LIBOR-BBA	5.5195%	1,360,419

	25,100,000		—	9/2/15	3 month USD-LIBOR-BBA	4.4505%	292,440

	78,868,000		—	1/31/18	3 month USD-LIBOR-BBA	4.25%	(1,028,335)

Merrill Lynch Capital Services, Inc.
	54,651,000		—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(2,142,516)

	18,938,000		—	5/19/10	3.2925%	3 month USD-LIBOR-BBA	(171,154)

	23,910,000		—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	100,098

JPY	743,800,000		—	6/10/16	1.99625%	6 month JPY-LIBOR-BBA	(245,208)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

Merrill Lynch Derivative Products AG
JPY	371,900,000	$—	6/11/17	2.05625%	6 month JPY-LIBOR-BBA	$(135,079)

Morgan Stanley Capital Services, Inc.
GBP	7,660,000	—	3/28/18	5.065%	6 month GBP-LIBOR-BBA	4,961

GBP	31,830,000	—	3/29/10	6 month GBP-LIBOR-BBA	5.21%	(154,104)

	$448,000	—	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(28,851)

EUR	9,871,000	—	8/13/18	6 month EUR-EURIBOR-Reuters	4.761%	65,029

Total						$(44,565,747)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/08

				Termi-			Unrealized
Swap		Notional		nation	Fixed payments received (paid)	Total return received by	appreciation/
counterparty		amount		date	by fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.		$23,496,000	1F	11/1/08	Banc of America Securities AAA 10 year	The spread return of Banc of	$(2,720,343)
					Index multiplied by the modified duration	America Securities CMBS AAA
					factor minus 20 bp	10 year Index

Goldman Sachs International		1,345,000		9/15/11	678 bp (1 month USD-LIBOR-BBA)	Ford Credit Auto Owner Trust	1,321
						Series 2005-B Class D

	EUR	19,720,000		3/26/09	(2.27%)	Eurostat Eurozone HICP	201,621
						excluding tobacco

	EUR	9,600,000		4/30/13	2.375%	French Consumer Price Index	(149,777)
						excluding tobacco

	EUR	9,600,000		4/30/13	(2.41%)	Eurostat Eurozone HICP	172,351
						excluding tobacco

	EUR	9,600,000		5/6/13	2.34%	French Consumer Price Index	(165,868)
						excluding tobacco

	EUR	9,600,000		5/6/13	(2.385%)	Eurostat Eurozone HICP	187,496
						excluding tobacco

	GBP	5,760,000		5/9/13	3.10%	GBP Non-revised Retail Price	(123,830)
						Index

	GBP	1,433,000	F	1/7/38	3.485%	GBP Non-revised UK Retail Price	(384,775)
						Index excluding tobacco

	GBP	1,912,000		1/7/18	(3.11%)	GBP Non-revised UK Retail Price	192,303
						Index excluding tobacco

Merrill Lynch Capital Services		$68,804,968		10/14/08	(2.87%) 5.00%	FNMA 5.00% 30 YR TBA	(606,657)

UBS AG		133,000,000		10/14/08	(2.87%) 5.50%	FNMA 5.50% 30 YR TBA	3,260,710

Total							$(135,448)

F Is valued at fair value following procedures approved by the Trustees.

1 Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/08						Fixed payments	Unrealized
	Upfront premium		Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc., 6 1/2%, 6/15/13	$—		$125,000		12/20/08	550 bp	$48

Clear Channel Communications, 5 3/4%, 1/15/13	—		345,000		9/20/09	635 bp	(508)

DJ ABX NA CMBX BBB Index	138		200,000	F	10/12/52	(134 bp)	92,770

DJ CDX NA HY Series 9 Index	10,139		5,407,380		12/20/12	(375 bp)	657,740

Financial Security Assurance Inc.	—		555,000		12/20/12	95 bp	(161,118)

Lehman Brothers Holdings, 6 5/8%, 1/18/12	—		1,205,000		9/20/13	269 bp	(1,017,415)

Nalco, Co. 7.75%,11/15/11	—		80,000		9/20/12	350 bp	(1,241)

Visteon Corp., 7%, 3/10/14	(127,500)		480,000		9/20/13	(500 bp)	103,802

Barclays Bank PLC
Peru CD	—		1,462,116		1/7/09	170 bp	18,574

Peru CD	—		1,387,940		11/10/08	170 bp	17,123

Bear Stearns Credit Products, Inc.
Claire’s Stores, 9 5/8%, 6/1/15	—		70,000		6/20/12	230 bp	(20,757)

Citibank, N.A.
Abitibibowater Inc., 6 1/2%, 6/15/13	—		125,000		12/20/08	725 bp	604

Abitibibowater Inc., 6 1/2%, 6/15/13	—		125,000		12/20/08	800 bp	841

Abitibibowater Inc., 6 1/2%, 6/15/13	—		125,000		12/20/08	825 bp	922

Advanced Micro Devices Inc., 7.75%, 11/1/12	—		2,155,000		3/20/09	575 bp	(130,512)

DJ ABX HE A Index	2,450,210		3,451,000		1/25/38	369 bp	(696,705)

DJ ABX HE AAA Index	171,737		906,388		5/25/46	11 bp	40,196

DJ ABX HE AAA Index	717,663		3,892,880		5/25/46	11 bp	152,703

DJ ABX HE AAA Index	600,474		2,070,600		1/25/38	76 bp	(423,024)

DJ ABX NA HE AAA Index	105,675		977,438		7/25/45	18 bp	25,066

DJ ABX NA HE AAA Index	355,160		4,198,033		7/25/45	18 bp	8,948

DJ ABX NA HE AAA Index	465,426		4,223,270		7/25/45	18 bp	100,701

DJ ABX NA HE PEN AAA Index	611,503		4,437,433		5/25/46	11 bp	(32,486)

DJ ABX NA HE PEN AAA Index	686,668		4,197,110		5/25/46	11 bp	87,893

Freescale Semiconductor, 8 7/8%, 12/15/14	—		220,000		9/20/12	495 bp	(32,930)

Lear Corp., term loan	—		265,000	F	6/20/13	(225 bp)	35,232

Lear Corp., term loan	—		265,000	F	6/20/13	700 bp	(5,148)

Republic of Argentina, 8.28%, 12/31/33	—		330,000	F	9/20/13	(1,170 bp)	(17,559)

Republic of Argentina, 8.28%, 12/31/33	—		330,000		9/20/13	(945 bp)	7,307

Republic of Venezuela, 9 1/4%, 9/15/27	—		300,000	F	9/20/13	940 bp	5,561

Sanmina-Sci Corp., 8 1/8%, 3/1/16	—		265,000		6/20/13	585 bp	(6,267)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	—		50,000		3/20/09	275 bp	(35)

Sara Lee Corp., 6 1/8%, 11/1/32	—		300,000		9/20/11	(43 bp)	133

Seat Pagine Gialle S.P.A., 8%, 4/30/14	—	EUR	495,000		3/20/13	815 bp	(99,703)

Wind Acquisition 9 3/4%, 12/1/15	—	EUR	240,000		3/20/13	(495 bp)	8,207

Credit Suisse First Boston International
Ukraine Government, 7.65%, 6/11/13	—		$1,105,000		10/20/11	194 bp	(128,098)

Credit Suisse International
Advanced Micro Devices, 7 3/4%, 11/1/12	—		210,000		6/20/09	165 bp	(24,994)

DJ ABX HE AAA Index	292,504		1,503,147		5/25/46	11 bp	85,849

DJ ABX NA HE AAA Index	1,595,625		2,875,000		1/25/38	76 bp	186,875

DJ CDX NA HY Series 10	203,700		1,940,000		6/20/13	500 bp	15,074

DJ CDX NA HY Series 10	1,402,500		13,200,000		6/20/13	500 bp	119,064

DJ CDX NA IG Series 10	1,356,745		65,710,000		6/20/13	155 bp	986,633

DJ CMB NA CMBX AA Index	(17,979)		45,000	F	2/17/51	(165 bp)	(5,505)

DJ CMB NA CMBX AA Index	(217,053)		971,000		10/12/52	(25 bp)	(36,609)

DJ CMB NA CMBX AAA Index	154,461		928,000		12/13/49	8 bp	60,733

DJ CMB NA CMBX AAA Index	769,810		4,914,000		2/17/51	35 bp	333,777

DJ CMB NA CMBX AAA Index	722,002		5,583,000		2/17/51	35 bp	226,560

DJ CMB NA CMBX AAA Index	739,618		5,583,000		2/17/51	35 bp	244,177

DJ CMB NA CMBX AAA Index	622,000		5,583,000		2/17/51	35 bp	126,558

DJ CMB NA CMBX AAA Index	188,449		1,396,000		2/17/51	35 bp	64,566

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/08 cont.						Fixed payments	Unrealized
	Upfront premium		Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Credit Suisse International cont.
DJ CMB NA CMBX AAA Index	$785,303		$6,889,000		2/17/51	35 bp	$ 173,966

DJ CMB NA CMBX AAA Index	(99,505)		1,267,000		2/17/51	(35 bp)	10,191

DJ CMB NA CMBX AAA Index	(47,211)		633,000		2/17/51	(35 bp)	8,962

Dynegy Holdings Inc., 6 7/8%, 4/1/11	—		150,000		6/20/17	297 bp	(30,157)

Freeport-McMoRan Copper & Gold, Inc., bank term loan	—		600,000		3/20/12	41 bp	(6,857)

Freeport-McMoRan Copper & Gold, Inc., bank term loan	—		597,100		3/20/12	(82 bp)	(970)

Harrahs Operating Co. Inc., 5 5/8%, 6/1/15	—		165,000		3/20/09	600 bp	(5,014)

MediaCom LLC/ Cap Corp., 9 1/2%, 1/15/13	—		95,000		9/20/13	735 bp	(1,875)

MediaCom LLC/ Cap Corp., 9 1/2%, 1/15/13	—		34,000		6/20/13	725 bp	(691)

Republic of Peru, 8 3/4%, 11/21/33	—		610,000		4/20/17	125 bp	(39,912)

Deutsche Bank AG
DJ ABX NA HE A Index	1,361,360		1,496,000		1/25/38	369 bp	814

DJ ABX NA HE AAA Index	98,964		941,524		7/25/45	18 bp	21,317

DJ ABX NA HE AAA Index	229,183		2,979,875		7/25/45	18 bp	(16,567)

DJ ABX NA HE PEN AAA Index	608,711		4,437,433		5/25/46	11 bp	(31,753)

DJ CDX NA IG Series 10	1,330,460		58,690,000		6/20/13	155 bp	999,888

DJ CDX NA IG Series 10	1,391,413		59,270,000		6/20/13	155 bp	1,057,575

DJ iTraxx Europe Series 8 Version 1	(57,074)	EUR	595,000		12/20/12	(375 bp)	3,665

DJ iTraxx Europe Series 9 Version 1	164,972	EUR	2,415,000		6/20/13	(650 bp)	90,747

General Electric Capital Corp., 6%, 6/15/12	—		$300,000		9/20/13	109 bp	(49,932)

Grohe Holding GmBh, 8 5/8%, 10/1/14	—	EUR	140,000		6/20/09	400 bp	(931)

Grohe Holding GmBh, 8 5/8%, 10/1/14	—	EUR	505,000		6/20/09	400 bp	(3,358)

India Government Bond, 5.87%, 1/2/10	—		$5,800,000	F	1/11/10	170 bp	24,548

iStar Financial, Inc., 6%, 12/15/10	26,662		395,000		3/20/09	500 bp	(15,101)

Korea Monetary STAB Bond, 5%, 2/14/09	—		1,365,000		2/23/09	105 bp	2,225

Korea Monetary STAB Bond, 5.04%, 1/24/09	—		1,105,000		2/2/09	130 bp	3,925

Korea Monetary STAB Bond, 5.15%, 2/12/10	—		1,365,000	F	2/19/10	115 bp	4,956

Malaysian Government, 6.844%, 10/1/09	—		1,684,000		10/1/09	90 bp	(1,558)

Nalco, Co. 7.75%, 11/15/11	—		70,000		12/20/12	363 bp	(111)

Republic of Argentina, 8.28%, 12/31/33	—		660,000		8/20/12	(380 bp)	117,078

Republic of Brazil, 12 1/4%, 3/6/30	—		775,000		10/20/17	105 bp	(60,912)

Republic of China, zero coupon, 12/5/08	—		2,275,000	F	12/12/08	115 bp	14,681

Republic of Indonesia, 6.75%, 2014	—		575,000		9/20/16	292 bp	(35,188)

Republic of Peru, 8 3/4%, 11/21/33	—		610,000		4/20/17	126 bp	(39,220)

Republic of South Korea, 5.45%, 1/23/10	—		870,000	F	2/1/10	101 bp	1,712

Republic of Turkey, 11 7/8%, 1/15/30	—		920,000		6/20/14	195 bp	(49,672)

Republic of Venezuela, 9 1/4%, 9/15/27	—		595,000		6/20/14	220 bp	(144,603)

Republic of Venezuela, 9 1/4%, 9/15/27	—		300,000		9/20/13	940 bp	6,598

Smurfit Kappa Funding, 10 1/8%, 10/1/12	—	EUR	415,000		6/20/09	135 bp	(5,890)

Smurfit Kappa Funding, 7 3/4%, 4/1/15	—	EUR	425,000		9/20/13	715 bp	(20,733)

United Mexican States, 7.5%, 4/8/33	—		$1,495,000		3/20/14	56 bp	(68,801)

United Mexican States, 7.5%, 4/8/33	—		550,000		4/20/17	66 bp	(39,409)

Virgin Media Finance PLC, 8 3/4%, 4/15/14	—	EUR	400,000		9/20/13	477 bp	(37,952)

Virgin Media Finance PLC, 8 3/4%, 4/15/14	—	EUR	400,000		9/20/13	535 bp	(26,163)

Goldman Sachs International
Advanced Micro Devices, 7 3/4%, 11/1/12	—		$375,000		3/20/09	515 bp	(23,761)

Any one of the underlying securities in the basket
of BB CMBS securities	—		3,768,000		a	2.461%	(625,233)

DJ ABX HE A Index	501,237		748,000		1/25/38	369 bp	(180,853)

DJ ABX HE AAA Index	175,796		748,000		1/25/38	76 bp	(194,385)

DJ ABX NA HE AAA Index	111,232		1,446,259		7/25/45	18 bp	(8,041)

DJ CDX NA CMBX AAA Index	56,692		1,550,000		3/15/49	7 bp	(60,106)

DJ CDX NA HY Series 9 Index	1,073,890		22,314,600		12/20/12	375 bp	(1,598,562)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		5,840,000	F	12/20/10	429 bp	137,868

DJ CDX NA HY Series 9 Index 25-35% tranche	—		2,840,000	F	12/20/10	108.65 bp	(133,217)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/08 cont.						Fixed payments	Unrealized
	Upfront premium		Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Goldman Sachs International cont.
DJ CDX NA HY Series 9 Index 25-35% tranche	$—		$3,280,000	F	12/20/10	305 bp	$(12,095)

DJ CDX NA IG Series 10 Index	92,827		4,836,000		6/20/18	(150 bp)	102,813

DJ CDX NA IG Series 10 Index 30-100% tranche	—		24,127,000	F	6/20/13	(50 bp)	(34,936)

Lehman Brothers Holdings, 6 5/8%, 1/18/12	—		1,205,000		9/20/17	(67.8 bp)	1,018,021

Lighthouse International Co, SA, 8%, 4/30/14	—	EUR	420,000		3/20/13	680 bp	(106,000)

Merrill Lynch & Co., 5%, 1/15/15	—		$1,205,000		9/20/17	(59.8 bp)	202,118

Rhodia SA, Euribor+275, 10/15/13	—	EUR	205,000		9/20/13	(367 bp)	12,568

Rhodia SA, Euribor+275, 10/15/13	—	EUR	170,000		9/20/13	(387 bp)	8,588

Smurfit Kappa Funding, 7 3/4%, 4/1/15	—	EUR	390,000		9/20/13	720 bp	(19,353)

Wind Acquisition 9 3/4%, 12/1/15	—	EUR	420,000		3/20/13	597 bp	5,397

Wind Acquisition 9 3/4%, 12/1/15	—	EUR	550,000		12/20/10	(340 bp)	13,272

JPMorgan Chase Bank, N.A.
Codere Finance (Luxembourg) S.A., 8.25%, 6/15/15	—	EUR	420,000		3/20/13	795 bp	(2,210)

DJ ABX HE AAA Index	189,164		$972,095		5/25/46	11 bp	55,519

DJ CDX NA HY Series 9 Index 25-35% tranche	—		2,911,000	F	12/20/10	105.5 bp	(138,567)

DJ CDX NA IG Series 10 Index	(18,170)		3,040,000		6/20/13	155 bp	(35,293)

DJ CDX NA IG Series 10 Index	(2,316)		420,000		6/20/13	155 bp	(4,682)

DJ CDX NA IG Series 9 Index, 30-100% tranche	—		9,440,000	F	12/20/12	(13.55 bp)	122,400

DJ CMB NA CMBX AAA Index	(50,232)		645,000	F	2/17/51	(35 bp)	7,974

DJ iTraxx Europe Crossover Series 8 Version 1	(224,479)	EUR	1,680,000		12/20/12	(375 bp)	(52,980)

Freeport-McMoRan Copper & Gold, Inc., bank term loan	—		$1,194,100		3/20/12	(85 bp)	(3,072)

General Growth Properties, conv. bond 3.98%, 4/15/27	—		1,375,000	F	9/20/13	775 bp	(289,501)

iStar Financial, Inc., 6%, 12/15/10	26,600		380,000		3/20/09	500 bp	(13,577)

Republic of Argentina, 8.28%, 12/31/33	—		705,000		6/20/14	235 bp	(196,932)

Republic of Hungary, 4 3/4%, 2/3/15	—		600,000		4/20/13	(171.5 bp)	1,062

Republic of Turkey, 11 7/8%, 1/15/30	—		990,000		5/20/17	230 bp	(61,713)

Republic of Turkey, 11 7/8%, 1/15/30	—		730,000		5/20/17	244 bp	(47,551)

Republic of Turkey, 11 7/8%, 1/15/30	—		185,000		10/20/12	154 bp	(6,869)

Russian Federation, 7 1/2%, 3/31/30	—		1,605,000		5/20/17	60 bp	(220,978)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	—		215,000		6/20/13	595 bp	(4,309)

Smurfit-Stone Container Enterprises, 7 1/2%, 6/1/13	—		125,000		3/20/13	685 bp	(6,090)

JPMorgan Securities, Inc.
DJ CMB NA CMBX AAA Index	1,024,075		11,918,000	F	2/17/51	35 bp	(51,425)

Merrill Lynch Capital Services, Inc.
Bombardier, Inc, 6 3/4%, 5/1/12	—		1,080,000		6/20/12	(150 bp)	11,432

D.R. Horton Inc., 7 7/8%, 8/15/11	—		735,000		9/20/11	(426 bp)	8,596

Pulte Homes Inc., 5.25%, 1/15/14	—		690,000		9/20/11	(482 bp)	(40,562)

Merrill Lynch International
Dynegy Holdings Inc., 6 7/8%, 4/1/11	—		150,000		6/20/17	295 bp	(30,305)

KinderMorgan, 6 1/2%, 9/1/12	—		1,589,000		9/20/12	(128 bp)	16,462

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices, 7 3/4%, 11/1/12	—		500,000		6/20/09	190 bp	(58,658)

Aramark Services, Inc., 8.5%, 2/1/15	—		125,000		12/20/12	355 bp	(4,624)

Bombardier, Inc, 6 3/4%, 5/1/12	—		545,000		6/20/12	(114 bp)	13,330

Bundesrepublic of Deutschland, 6%, 6/20/16	—		2,571,000		6/20/18	8 bp	(20,594)

DJ ABX NA CMBX AAA Index	276,884		3,890,000		3/15/49	7 bp	(20,678)

DJ ABX NA CMBX BBB Index	50		68,790		10/12/52	(134 bp)	32,606

DJ CDX NA HY Series 7 Index	61,321		1,290,960		12/20/09	(325 bp)	96,970

DJ CDX NA HY Series 9 Index	66,532		1,663,300		12/20/12	375 bp	(132,669)

DJ CDX NA IG Series 10 Index	416,060		21,356,000		6/20/18	(150 bp)	460,160

DJ CDX NA IG Series 10 Index 30-100% tranche	—		43,955,000	F	6/20/13	(52 bp)	(102,635)

DJ CDX NA IG Series 10 Index 30-100% tranche	—		11,855,000	F	6/20/13	(38.6 bp)	42,779

DJ CDX NA IG Series 7 Index 10-15% tranche	52,160		1,304,000		12/20/09	0 bp	(87,798)

DJ CMB NA CMBX AA Index	(276,753)		1,213,000		10/12/52	(25 bp)	(48,476)

DJ CMB NA CMBX AAA Index	1,468,890		12,245,000		12/13/49	8 bp	214,909

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/08 cont.					Fixed payments	Unrealized
	Upfront premium	Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc. cont.
DJ CMB NA CMBX AAA Index	$3,570,928	$32,905,500		2/17/51	35 bp	$609,031

Dominican Republic, 8 5/8%, 4/20/27	—	1,190,000		11/20/11	(170 bp)	47,353

Dynegy Holdings Inc., 6 7/8%, 4/1/11	—	150,000		6/20/12	225 bp	(16,729)

Freeport-McMoRan Copper & Gold, Inc., bank term loan	—	1,788,300		3/20/12	44 bp	(18,724)

Freeport-McMoRan Copper & Gold, Inc., bank term loan	—	597,100		3/20/12	(83 bp)	(1,157)

Nalco, Co. 7.75%, 11/15/11	—	80,000		9/20/12	330 bp	(1,536)

Nalco, Co. 7.75%, 11/15/11	—	115,000		3/20/13	460 bp	2,181

Republic of Austria, 5 1/4%, 1/4/11	—	2,571,000		6/20/18	(17 bp)	9,569

Republic of Venezuela, 9 1/4%, 9/15/27	—	510,000		10/12/12	339 bp	(75,751)

UBS, AG
Meritage Homes Corp., 7%, 5/1/14	—	135,000	F	9/20/13	(760 bp)	(4,238)

Total						$1,238,694

 *Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

a Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

F Is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/08

ASSETS

Investment in securities, at value, including $1,154,151
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $522,039,224)	$482,960,023

Cash	8,661,625

Foreign currency (cost $257,598) (Note 1)	239,911

Dividends, interest and other receivables	5,585,951

Receivable for securities sold	3,681,518

Receivable for sales of delayed delivery securities
(Notes 1, 6 and 7)	11,213,135

Unrealized appreciation on swap contracts (Note 1)	29,903,574

Receivable for variation margin (Note 1)	7,728,548

Receivable for open forward currency contracts (Note 1)	1,128,489

Receivable for closed forward currency contracts (Note 1)	1,732,506

Receivable for open swap contracts (Note 1)	15,845

Receivable for closed swap contracts (Note 1)	13,803,592

Premium paid on swap contract (Note 1)	1,138,272

Total assets	567,792,989

LIABILITIES

Distributions payable to shareholders	3,070,198

Payable for securities purchased	5,749,185

Payable for purchases of delayed delivery securities
(Notes 1, 6 and 7)	20,086,481

Payable for shares of the fund repurchased	5,370,074

Payable for compensation of Manager (Notes 2 and 5)	823,533

Payable for investor servicing fees (Note 2)	18,305

Payable for custodian fees (Note 2)	5,901

Payable for Trustee compensation and expenses (Note 2)	127,951

Payable for administrative services (Note 2)	1,621

Payable for open forward currency contracts (Note 1)	2,835,970

Payable for closed forward currency contracts (Note 1)	3,248,317

Payable for open swap contracts (Note 1)	1,873,803

Payable for closed swap contracts (Note 1)	14,231,058

Premium received on swap contracts (Note 1)	29,399,418

Written options outstanding, at value
(premiums received $2,141,204) (Notes 1 and 3)	3,117,260

Unrealized depreciation on swap contracts (Note 1)	73,366,075

Payable for receivable purchase agreement (Note 2)	169,014

TBA sales commitments, at value
(proceeds receivable $11,189,844) (Note 1)	11,084,063

Collateral on securities loaned, at value (Note 1)	1,182,030

Other accrued expenses	59,379

Total liabilities	175,819,636

Net assets	$391,973,353

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$585,852,423

Undistributed net investment income (Note 1)	32,192,969

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(134,913,194)

Net unrealized depreciation of investments and
assets and liabilities in foreign currencies	(91,158,845)

Total — Representing net assets applicable to
capital shares outstanding	$391,973,353

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value per share
($391,973,353 divided by 66,640,509 shares)	$5.88

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/08

INVESTMENT INCOME

Interest (net of foreign tax of $55,993)(including
interest income of $800,249 from investments in
affiliated issuers) (Note 5)	$41,754,623

Dividends	7,553

Securities lending	21,792

Total investment income	41,783,968

EXPENSES

Compensation of Manager (Note 2)	3,787,224

Investor servicing fees (Note 2)	255,594

Custodian fees (Note 2)	95,420

Trustee compensation and expenses (Note 2)	38,766

Administrative services (Note 2)	25,989

Other	664,609

Fees waived and reimbursed by Manager (Note 5)	(15,864)

Total expenses	4,851,738

Expense reduction (Note 2)	(115,210)

Net expenses	4,736,528

Net investment income	37,047,440

Net realized gain on investments (Notes 1 and 3)	19,653,685

Net increase from payment by affiliate (Note 2)	179,419

Net realized loss on swap contracts (Note 1)	(6,766,448)

Net realized loss on futures contracts (Note 1)	(13,425,043)

Net realized loss on foreign currency transactions (Note 1)	(3,209,081)

Net realized gain on written options (Notes 1 and 3)	3,210,299

Net unrealized depreciation of assets and liabilities in
foreign currencies during the year	(1,990,850)

Net unrealized depreciation of investments, futures
contracts, swap contracts, written options, and TBA sale
commitments during the year	(92,090,753)

Net loss on investments	(94,438,772)

Net decrease in net assets resulting from operations	$(57,391,332)

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	9/30/08	9/30/07

Operations:

Net investment income	$37,047,440	$31,959,763

Net realized loss on investments
and foreign currency transactions	(357,169)	(4,719,765)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	(94,081,603)	5,592,414

Net increase (decrease) in net assets
resulting from operations	(57,391,332)	32,832,412

Distributions to shareholders (Note 1):

From net investment income	(36,112,991)	(32,136,740)

Decrease from shares repurchased (Note 4)	(93,333,036)	(86,295,031)

Total decrease in net assets	(186,837,359)	(85,599,359)

NET ASSETS

Beginning of year	578,810,712	664,410,071

End of year (including undistributed net
investment income of $32,192,969 and
$12,989,996, respectively)	$391,973,353	$578,810,712

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	81,137,030	93,824,140

Shares repurchased (Note 4)	(14,496,521)	(12,681,340)

Retirement of shares held by the fund	—	(5,770)

Shares outstanding at end of year	66,640,509	81,137,030

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE			Year ended

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04
Net asset value, beginning of period	$7.13	$7.08	$7.07	$7.13	$6.99
Investment operations:

Net investment income [a]	.49 [d]	.36 [d]	.34 [d]	.32 [d]	.40 [d]

Net realized and unrealized gain (loss) on investments	(1.28)	.01	(.04)	.04	.23

Total from investment operations	(.79)	.37	.30	.36	.63
Less distributions:

From net investment income	(.49)	(.36)	(.35)	(.42)	(.49)

Total distributions	(.49)	(.36)	(.35)	(.42)	(.49)
Increase from shares repurchased	.03	.04	.06	—	—

Net asset value, end of period	$5.88	$7.13	$7.08	$7.07	$7.13

Market value, end of period	$5.39	$6.41	$6.15	$6.25	$6.73

Total return at market value (%) [b]	(8.92)	10.15	4.17	(0.98)	12.95

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in thousands)	$391,973	$578,811	$664,410	$709,266	$715,596

Ratio of expenses to average net assets (%) [c]	.96 [d]	.90 [d]	.89 [d]	.87 [d]	.86 [d]

Ratio of net investment income to average net assets (%)	7.29 [d]	5.01 [d]	4.84 [d]	4.43 [d]	5.61 [d]

Portfolio turnover (%)	158.75 [e]	77.78 [e]	113.12 [e]	165.33 [e]	113.46

a Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts (Note 5):

Percentage of average net assets
September 30, 2008	<0.01%

September 30, 2007	0.02

September 30, 2006	0.02

September 30, 2005	0.02

September 30, 2004	<0.01

e Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/08

Note 1: Significant accounting policies

Putnam Master Intermediate Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund’s investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector and international sector. The fund invests in higher yielding, lower rated bonds that have a higher rate of default. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

D) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2008, the value of securities loaned amounted to $1,154,151. The fund received cash collateral of $1,182,030 which is pooled with collateral of other Putnam funds into 52 issues of short-term investments.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2008 the fund had a capital loss carryover of $118,517,373 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$24,593,458	September 30, 2009

27,431,170	September 30, 2010

47,564,236	September 30, 2011

7,342,291	September 30, 2015

11,586,218	September 30, 2016

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2009 $20,254,805 of losses recognized during the period November 1, 2007 to September 30, 2008.

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover, dividends payable, unrealized gains and losses on certain futures contracts, realized gains and losses on certain futures contracts, interest only securities and swaps. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2008, the fund reclassified $18,268,524 to increase undistributed net investment income and $25,050,309 to decrease paid-in-capital, with an increase to accumulated net realized gains and losses of $6,781,785.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2008 were as follows:

Unrealized appreciation	$15,149,171
Unrealized depreciation	(56,585,819)

Net unrealized depreciation	(41,436,648)
Undistributed ordinary income	29,459,511
Capital loss carryforward	(118,517,373)
Post-October loss	(20,254,805)

Cost for federal income tax purposes	$524,396,671

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

In October 2007, Putnam Management agreed to reimburse the fund in the amount of $176,732 in connection with the misidentification in 2006 of the characteristics of certain securities in the fund’s portfolio. The reimbursement by Putnam Management had less than a 0.05% impact on total return during the period.

Putnam Management voluntarily reimbursed the fund $2,687 for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

On September 26, 2008, the fund entered into an Agreement with another registered investment company (each a “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $655,833 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to Lehman Brothers Special Financing, Inc. The Agreement, which is included in the Statement of assets and liabilities, is valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreement will be recorded as realized gain or loss.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended September 30, 2008, the fund incurred $264,843 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended September 30, 2008, the fund’s expenses were reduced by $115,210 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $375, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended September 30, 2008, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $785,874,039 and $847,998,479, respectively. Purchases and sales of U.S. government securities aggregated $28,436,179 and $24,740,589, respectively.

Written option transactions during the year ended September 30, 2008 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options outstanding
at beginning of period	EUR	5,440,000	$221,499

	USD	164,259,000	5,145,074

Options opened	EUR	—	—

	USD	706,280,000	14,706,366

Options exercised	EUR	—	—

	USD	—	—

Options expired	EUR	—	—

	USD	398,758,000	8,086,585

Options closed	EUR	5,440,000	221,499

	USD	416,700,000	9,623,651

Written options outstanding
at end of period	EUR	—	—

	USD	55,081,000	$2,141,204

At September 30, 2008, Putnam, LLC owned 106 class A shares of the fund (less than 0.01% of class A shares outstanding), valued at $573.

Note 4: Share repurchase program

In September 2008, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2009 (based on shares outstanding as of October 7, 2008). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended September 30, 2008, the fund repurchased 2,365,955 common shares for an aggregate purchase price of $12,786,078, which reflects a weighted-average discount from net asset value per share of 11.38%.

In April 2008, the fund repurchased 12,130,566 common shares pursuant to an issuer tender offer commenced on February 29, 2008, for up to 15% of its outstanding common shares, at $6.64 per share, for an aggregate purchase price of $80,546,958. The tender offer purchase price represented a discount of 1% from the net asset value of the fund’s common shares as of April 11, 2008.

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended September 30, 2008, management fees paid were reduced by $15,864 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $800,249 for the year ended September 30, 2008. During the year ended September 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $241,078,713 and $298,040,815, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008 the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of September 30, 2008, the fund had unfunded loan commitments of $619,058, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Community Health Systems, Inc	$30,270

Golden Nugget, Inc.	38,788

Manitowoc Co., Inc. (The)	370,000

NRG Energy, Inc.	180,000

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In September 2007, Putnam Management consented to an order issued by the SEC and agreed to pay a monetary penalty to the SEC relating to the omission of required information from notices sent with distributions to shareholders of your fund prior to June 2002.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosures.

Note 10: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector , as reflected in the fund’s schedule of investments, exposes investors to the negative (or positive) performance resulting from these events.

Federal tax information (unaudited)

The fund designated 0.01% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended September 30, 2008, the fund hereby designates 0.01%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calender 2008.

Compliance certifications (unaudited)

On February 28, 2008, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

Shareholder meeting results (unaudited)

January 31, 2008 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Jameson A. Baxter	73,616,877	2,332,146

Charles B. Curtis	73,589,618	2,359,405

Robert J, Darretta	73,523,937	2,425,086

Myra R. Drucker	73,625,095	2,323,928

John A. Hill	73,605,460	2,343,563

Paul L. Joskow	73,573,111	2,375,912

Elizabeth T. Kennan	73,599,542	2,349,481

Kenneth R. Leibler	73,593,242	2,355,781

Robert E. Patterson	73,654,056	2,294,967

W. Thomas Stephens*	73,596,956	2,352,067

Richard B. Worley	73,630,989	2,318,034

Charles E. Haldeman, Jr.	73,618,165	2,330,858

George Putnam, III	73,651,256	2,297,767

A proposal to convert the fund to an open-end investment company was defeated as follows:

Votes for	Votes against	Abstentions	Broker Non Votes

9,828,086	32,444,988	935,234	32, 740,715

All tabulations are rounded to the nearest whole number.

*Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 14, 2008.

About the Trustees

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Born 1948, Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a

Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief
	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Management Corporation	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer		Treasurer and Proxy Manager
Since 2004	Francis J. McNamara, III (Born 1955)	Since 2005
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Robert E. Patterson	Mark C. Trenchard
Putnam Investment	George Putnam, III	Vice President and BSA Compliance Officer
Management, LLC	Robert L. Reynolds
One Post Office Square	Richard B. Worley	Judith Cohen
Vice President, Clerk and Assistant Treasurer
Investment Sub-Manager	Officers
Putnam Investments Limited	Charles E. Haldeman, Jr.	Wanda M. McManus
57–59 St James’s Street	President	Vice President, Senior Associate Treasurer
London, England SW1A 1LD		and Assistant Clerk
Charles E. Porter
Marketing Services	Executive Vice President, Principal	Nancy E. Florek
Putnam Retail Management	Executive Officer, Associate Treasurer	Vice President, Assistant Clerk, Assistant
One Post Office Square	and Compliance Liaison	Treasurer and Proxy Manager
Boston, MA 02109
Jonathan S. Horwitz
Custodian	Senior Vice President and Treasurer
State Street Bank and Trust Company
Steven D. Krichmar
Legal Counsel	Vice President and Principal Financial Officer
Ropes & Gray LLP
Janet C. Smith
Independent Registered Public	Vice President, Principal Accounting Officer
Accounting Firm	and Assistant Treasurer
KPMG LLP
Susan G. Malloy
Trustees	Vice President and Assistant Treasurer
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Beth S. Mazor
Charles B. Curtis	Vice President
Robert J. Darretta
Myra R. Drucker	James P. Pappas
Charles E. Haldeman, Jr.	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and Chief Legal Officer

Robert R. Leveille
Vice President and Chief Compliance Officer

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

AN713 253437 11/08

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c ) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2008	$89,000	$--	$6,000	$-

September 30, 2007	$73,650	$--	$5,450	$-

For the fiscal years ended September 30, 2008 and September 30, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $74,733 and $5,450 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2008	$ -	$ -	$ -	$ -

September 30, 2007	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson)
Robert J. Darretta
Myra R. Drucker
John A. Hill
Kenneth R. Leibler

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes for the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

► The funds will withhold votes for any nominee for director:

• who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’

Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees will also consider whether a company’s severance payment arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The fund will consider on a case by case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The fund does not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share reregistration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Election of Directors

Germany

► For companies subject to “co-determination,” the funds will vote on a case by-case basis for the election of nominees to the supervisory board.

► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members. This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

► The funds will withhold votes for the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors.

► The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Other Matters

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

► The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted February 15, 2008

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund's portfolio.

Portfolio Manager(s)	Joined
	Fund	Employer	Positions Over Past Five Years

William Kohli	2002	Putnam	Team Leader, Portfolio Construction
		Management	Previously Director, Global Core Team
1994 – Present

Michael Atkin	2007	Putnam	Senior Economist
		Management	Previously, Team Leader Country
		1997 – Present	Analysis

Rob Bloemker	2005	Putnam	Deputy Head of Investments
		Management	CIO Taxable Fixed Income, and Tax
		1999 – Present	Exempt Fixed Income and Fixed Income
Money Market Teams

Kevin Murphy	2007	Putnam	Team Leader, High Grade Credit Team
		Management	Previously, Investment Strategist
		1999 – Present

Paul Scanlon	2005	Putnam	Team Leader, U.S. High Yield Team
		Management	Previously, Portfolio Manager; Analyst
		1999 – Present

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Manager(s) managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts, managed
					account programs and single-
Portfolio	Other SEC-registered open-		Other accounts that pool assets		sponsor defined contribution
Manager(s)	end and closed-end funds		from more than one client		plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

William Kohli	5	$3,346,700,000	10	$1,289,800,000	9	$2,479,800,000

Rob Bloemker	15	$9,252,100,000	28	$12,278,100,000	30*	$12,366,000,000

Michael Atkin	5	$3,346,700,000	4	$462,000,000	4	$1,851,800,000

Paul Scanlon	10	$6,171,600,000	13	$1,143,600,000	5	$437,100,000

Kevin Murphy	10	$7,046,100,000	21	$8,316,600,000	22	$7,768,400,000

* 3 accounts, with total assets of $1,614,100,000, pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure). • Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam's goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager's performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages.

Portfolio manager incentive compensation targets are also adjusted for company performance/economics. Actual incentive compensation may be greater or less than a portfolio manager's target, as it takes into consideration team/group performance and qualitative performance factors. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 9/30/07.

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 -
October 5, 2007	-	-	-	-
October 6 -
October 31, 2007	-	-	-	8,113,703
November 1 -
November 30, 2007	215,098	$6.31	215,098	7,898,605
December 1 -
December 31, 2007	51,487	$6.36	51,487	7,847,118
January 1 -
January 31, 2008	-	-	-	7,847,118
February 1 -
February 28, 2008	-	-	-	7,847,118
March 1 -
March 31, 2008	-	-	-	7,847,118
April 1 -
April 30, 2008	12,130,566	$6.64	12,130,566***	7,847,118
May 1 -
May 31, 2008	-	-	-	7,847,118
June 1 -
June 30, 2008	-	-	-	7,847,118
July 1 -
July 31, 2008	-	-	-	7,847,118
August 1 -
August 31, 2008	-	-	-	7,847,118
September 1 -
September 30, 2008	2,099,370	$5.29	2,099,370	5,747,748

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 5,015,654 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 10,031,308 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. In September 2007, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 8,113,703 shares through October 7, 2008. In September 2008, the Trustees announced that the repurchase program was increased to allow repurchases up to a total of 6,664,051 shares through October 7, 2009.

**Information prior to October 6, 2007 is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006. Information from October 6, 2007 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2007.

*** Includes 12,130,566 shares repurchased by the fund pursuant to an issuer tender offer that concluded during the period. Shares repurchased as part of this tender offer were repurchased at $6.64 per share, which represented approximately 99% of the fund’s per-share net asset value on the expiration date of the tender offer.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 26, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 26, 2008